MANAGERS TRUST I

MANAGERS FRONTIER SMALL CAP GROWTH FUND

Investor Class: MSSVX

Institutional Class: MSSYX

Service Class: MSSCX

MANAGERS AMG TSCM GROWTH EQUITY FUND

Investor Class: MTGVX

Institutional Class: MTGIX

Service Class: MTGSX

MANAGERS MICRO-CAP FUND

Investor Class: —

Institutional Class: MIMFX

Service Class: MMCFX

MANAGERS REAL ESTATE SECURITIES FUND: MRESX

MANAGERS PIMCO BOND FUND: MBDFX

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND: MCATX

STATEMENT OF ADDITIONAL INFORMATION

DATED March 1, 2013

You can obtain a free copy of the prospectus for Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund, Managers Micro-Cap Fund, Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund, dated March 1, 2013, as supplemented from time to time (the “Prospectus”), by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com. The Prospectus provides basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund’s Prospectus.

The Funds’ audited financial statements for the fiscal year ended October 31, 2012 and the related Notes to the Financial Statements for the Funds, as well as the Reports of Independent Registered Public Accounting Firm from each Fund’s Annual Report for the fiscal year ended October 31, 2012 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally a part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Funds’ Annual and Semi-Annual Reports are available without charge by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com or on the Securities and Exchange Commission’s Website at www.sec.gov.

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GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund, Managers Micro-Cap Fund, Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund (each a “Fund” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of Managers Trust I, a Massachusetts business trust (the “Trust”). The Trust and each Fund are part of the Managers Family of Funds, which consists of 37 open-end mutual funds in the Trust, The Managers Funds, Managers Trust II, and Managers AMG Funds (the “Managers Fund Complex”). The Trust was organized on July 20, 2000.

Managers AMG TSCM Growth Equity Fund has three classes of shares: Investor Class, Service Class and Institutional Class shares. The Managers Frontier Small Cap Growth Fund (formerly Managers Small Cap Fund) has three classes of shares: Investor Class, Service Class and Institutional Class shares. Effective as of January 1, 2010, outstanding shares of the Managers Frontier Small Cap Growth Fund’s sole class (formerly shares of the Managers Small Cap Fund) were reclassified and redesignated as Service Class shares, and Investor Class and Institutional Class shares of the Managers Frontier Small Cap Growth Fund commenced operations. Effective October 3, 2011, the Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund) has three classes of shares: Service Class, Institutional Class and Investor Class shares. Also effective October 3, 2011, outstanding shares of the Managers Micro-Cap Fund’s sole class were reclassified and redesignated as Service Class shares of the Managers Micro-Cap Fund. Investor Class shares of the Managers Micro-Cap Fund are not currently being offered and there are no such shares currently outstanding. Managers Real Estate Securities Fund, Managers PIMCO Bond Fund (formerly Managers Fremont Bond Fund) and Managers California Intermediate Tax-Free Fund currently do not offer multiple share classes. Pursuant to the hiring of Frontier Capital Management Co., LLC as the sole subadvisor, the Managers Small Cap Fund changed its name to Managers Frontier Small Cap Growth Fund effective January 1, 2010. Also effective January 1, 2010, the Managers Fremont Micro-Cap Fund and Managers Fremont Bond Fund changed their names to the Managers Micro-Cap Fund and Managers PIMCO Bond Fund, respectively.

This SAI describes the financial history, management and operation of each Fund, as well as each Fund’s investment objectives and policies. It should be read in conjunction with each Fund’s current prospectus, dated March 1, 2013, as supplemented from time to time (the “Prospectus”). The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager” or “Managers”), an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Funds. See “Management of the Funds” for more information.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end investment management company, and each of the Funds, other than the Managers Real Estate Securities Fund and the Managers California Intermediate Tax-Free Fund, is a diversified series of the Trust. The Managers Real Estate Securities Fund and the Managers California Intermediate Tax-Free Fund are non-diversified series of the Trust.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities and instruments that may be purchased by the Funds to the extent such investments are permitted by applicable law. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

1) Asset Backed Securities.

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

2) Bank Capital Securities

(Managers PIMCO Bond Fund only.) The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

3) Below Investment Grade Debt Securities (“Junk Bonds”).

Bonds rated below BBB by Standard & Poor’s Ratings Group (“S&P”), or Baa by Moody’s Investors Service (“Moody’s”), or an equivalent rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) are commonly known as “junk bonds.” See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service” in Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund’s investment objective may be more dependent on the Subadvisor’s own credit analysis than is the case for higher rated securities. Although the Subadvisor considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Subadvisor performs research and independently assesses the value of particular securities relative to the market. The Subadvisor’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

A Fund’s Subadvisor buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Subadvisor. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

The Managers PIMCO Bond Fund may invest up to 10% of its total assets in junk bonds rated B or higher by Moody’s, or equivalently rated by S&P or Fitch Ratings, or, if unrated, determined by PIMCO, the Subadvisor of the Managers PIMCO Bond Fund, to be of comparable quality.

4) Bond Arbitrage Strategies.

(Managers PIMCO Bond Fund only.) The Fund may enter into short sales of government and quasi-government bonds. This strategy will be used to take advantage of perceived mispricings (i.e., unjustified price differences) between various bond markets without taking on interest rate risk. For example, the yield differential between conventional U.S. Treasury Bonds and similar duration U.S. Treasury Inflation-Indexed Bonds typically indicates investors’ expectations of inflation rates in the future. An arbitrage opportunity exists if the Subadvisor determines that investors’ expectations of future inflation are unrealistically high or low. For example, if the Subadvisor believes that the price of U.S. Treasury Inflation-Indexed Bonds has been bid down too low because of investors’ unrealistically low expectations concerning future inflation, the Subadvisor may enter into a short sale of conventional U.S. Treasury Bonds and take a corresponding “long” position on U.S. Treasury Inflation-Indexed Bonds. If investors’ expectations later correct their differential, the price of U.S. Treasury Bonds as compared to Inflation-Indexed Bonds will decrease and the Fund will be able to close out its short position profitably. The Fund would thus be able to exploit the mispricing due to unrealistic inflation expectations without taking on any unwanted interest rate risk. Other similar arbitrage opportunities exist with other types of bonds, such as mispricings due to credit or liquidity spread misperceptions and European Union interest rate convergence trades. As in any short selling arrangement, the Fund is required to fully collateralize the short side of any such arbitrage on a daily marked-to-market basis (i.e., the Fund will be required to maintain collateral equal to cost of closing out the short position, adjusted for market movements each day) and may have to maintain additional assets with the securities broker or dealer through whom the short position has been established. The cost of establishing these types of arbitrages is relatively small; nevertheless, if the arbitrage opportunity does not develop as expected, the Fund would be disadvantaged by the amount of any cost involved to put the arbitrage in place and subsequently close it out.

The Securities and Exchange Commission (“SEC”) and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

5) Borrowing.

Each Fund may borrow from banks and enter into reverse repurchase agreements or forward roll transactions up to 33 1/3% of the value of the Fund’s total assets taken at market value (computed at the time the loan is made), including the amount borrowed, in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. In addition, each Fund may borrow up to an additional 5% of its total assets for temporary purposes. Typically, a Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. In addition, the Trust, on behalf of each Fund, has entered into a master interfund lending agreement that would allow each Fund to borrow, for temporary purposes only, from other funds in the Managers Fund Complex managed by the Investment Manager, subject to each Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”). Please see “Interfund Lending” below for more information. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

6) Cash Equivalents.

The Funds may invest in cash equivalents to the extent that such investments are consistent with the Funds’ investment objectives, policies and restrictions, as discussed in the Funds’ Prospectus. A description of the various types of cash equivalents that may be purchased by the Funds appears below.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security.

Repurchase agreements are subject to certain risks that may adversely affect a Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited. The period of these repurchase agreements will be short, and at no time will the Fund enter into a repurchase agreement for a period of more than seven days.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

7) Commercial Paper

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

8) Collateralized Debt Obligations

The Funds, with the exception of the Managers AMG TSCM Growth Equity Fund, may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-

backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

9) Convertible Securities.

Each Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

10) Depositary Receipts.

Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted.

Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

11) Derivative Instruments.

The following describes certain derivative instruments and products in which the Funds may invest and risks associated therewith.

The Funds might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that the Funds will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. To the extent permitted by applicable law or regulation, the Funds may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Funds may invest in foreign exchange futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Funds may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Funds will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will lose $400 (100 units x loss of $4).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

The Funds may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When each Fund purchases or sells a futures contract, it is required to post margin (“initial margin”) with the futures commission merchant executing the transaction. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Limitations on Use of Futures and Options on Futures. The Funds may only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. The Funds may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the Commodity Futures Trading Commission (“CFTC”)), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market. Except with respect to the Managers PIMCO Bond Fund, the Funds will not enter into futures contracts for speculation. The Managers PIMCO Bond Fund may, from time to time, enter into futures contracts for speculation.

When purchasing a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ Custodian).

When selling a call option on a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or earmark liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

Managers PIMCO Bond Fund is a commodity pool under the Commodity Exchange Act (“CEA”) and the Investment Manager is registered as a “commodity pool operator” and “commodity trading advisor” under the CEA with respect to the Fund. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Managers PIMCO Bond Fund once the CFTC proposal that seeks to “harmonize” these obligations with overlapping SEC regulations is finalized. Until the CFTC’s and SEC’s overlapping regulations are harmonized, the nature and extent of the impact of the new CFTC requirements on the Managers PIMCO Bond Fund is uncertain. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

The Funds (other than Managers PIMCO Bond Fund) are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Funds (other than Managers PIMCO Bond Fund) nor the Investment Manager (with respect to the Funds (other than Managers PIMCO Bond Fund)) is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of the Funds (other than Managers PIMCO Bond Fund) will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Risks Associated with Futures and Options on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Currency Contracts. The Funds, with the exception of the Managers AMG TSCM Growth Equity Fund, may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its Custodian or earmark securities considered to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies.

The Funds (except Managers California Intermediate Tax-Free Fund) may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium. Each Fund will commit no more than 5% of its net assets to premiums when purchasing call options, except that this limitation does not apply to the Managers PIMCO Bond Fund.

The Funds (except Managers California Intermediate Tax-Free Fund) may purchase put options for any purpose. For example, a put option may be purchased by the Fund as a short hedge. The put option enables the Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit the Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold. A Fund will commit no more than 5% of its net assets to premiums when purchasing put options, except that this limitation does not apply to the Managers PIMCO Bond Fund.

The Funds (except Managers California Intermediate Tax-Free Fund) may write call or put options for any purpose. For example, writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss. The Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the underlying security or instrument at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid. Covered call options will generally be written on securities and currencies which, in the opinion of the Fund’s Subadvisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds. The aggregate value of the securities underlying call options, as of the date of the sale of options, will not exceed 5% of the Fund’s net assets, except that this limitation does not apply to the Managers PIMCO Bond Fund.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid. A Fund would generally write covered put options in circumstances where the Subadvisor wishes to purchase the underlying security or currency for that Fund’s portfolio at a price lower than the current market price of the security or currency.

The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related instrument. The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. To the extent permitted by applicable law or regulation, the Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

The Funds can use both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. The Funds, with the exception of the Managers AMG TSCM Growth Equity Fund, may use currency options to cross-hedge or to increase total return when the Fund’s Subadvisor anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly. If the Subadvisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. To the extent permitted by applicable law or regulation, the Funds may engage in swap transactions, including, but not limited to swap agreements on interest rates, security indices (including broad-based security indices), specific securities and currency exchange rates.

The Funds may enter into index swap agreements for purposes of attempting to gain exposure to the securities making up an index in a market without actually purchasing those securities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Fund’s Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on a Fund by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses, and a Fund’s obligation under such agreement, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s net asset value.

The Funds may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s Custodian. If a Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund (except for the Managers PIMCO Bond Fund) will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction. The Managers PIMCO Bond Fund generally enters into such transactions with other parties rated at least “BBB” by S&P (or similarly rated by another NRSRO) at the time of entering into such transaction.

The Managers PIMCO Bond Fund also may enter into credit default swap agreements, which give one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. As an unregulated instrument, credit default swaps are difficult to value and therefore susceptible to liquidity and credit risks. The recent increase in corporate defaults further raises these liquidity and credit risks, increasing the possibility that sellers will not have sufficient funds to make payments. Counterparty risks also stem from the lack of regulation of credit default swaps. Because they are unregulated, there is no requirement that parties to a contract be informed when a credit default swap is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, in applying certain of the Funds’ investment policies and restrictions the Fund will value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated under the CEA.

Segregated Accounts or Cover. Each Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, a Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Note about Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for certain OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While certain of the rules are now effective, other rules are not yet final, so it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. New regulations could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions (for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements), which could adversely affect investors. In addition, new position limits imposed on a Fund or its counterparties may impact such Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objectives.

12) Emerging Market Securities

A Fund may invest some of its assets in the securities of emerging market countries. Specifically, the Managers PIMCO Bond Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

13) Equity Securities.

The Funds, with the general exception of the Managers California Intermediate Tax-Free Fund, may invest in equity securities, and the Managers PIMCO Bond Fund may invest up to 10% of its total assets in equity-related securities. The Managers PIMCO Bond Fund’s investments in equity-related securities may include preferred stock, convertible securities and other equity-related securities, including securities that are acquired as the result of debt-for-equity swap transactions, debt exchange transactions, or pursuant to a reorganization or restructuring of an issuer, even though the Managers PIMCO Bond Fund does not ordinarily invest in such securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which the Funds may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

14) Eurodollar Bonds and Yankeedollar Obligations.

Eurodollar obligations are U.S.-dollar obligations issued outside the United States by domestic or foreign entities , while Yankeedollar obligations are U.S.-dollar obligations issued inside the United States by foreign entities. Eurodollar bonds are bonds issued outside the U.S. and are denominated in U.S. dollars.

15) Foreign Securities.

The Funds may invest in foreign securities, subject to any restrictions set forth in each Fund’s Prospectus and this SAI. Investment in securities of foreign entities, whether directly or indirectly in the form of ADRs, GDRs or similar instruments, and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, foreign investments may be effected through structures that may be complex or obfuscatory, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Emerging Market Securities” above.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Subadvisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

The Managers AMG TSCM Growth Equity Fund may invest up to 20% of its net assets in foreign securities. Although the Managers PIMCO Bond Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. Please see “Investment Company Securities” below for more information on the risks of investing in other investment companies.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding and other foreign taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies, and thus increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, it is not expected that United States shareholders will be entitled to a credit or deduction to the extent of any foreign income taxes paid by a Fund. See “Certain Federal Income Tax Matters” below for more information.

16) Illiquid Securities, Private Placements and Certain Unregistered Securities.

Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. Each Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to these limitations, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which the Fund believes represents the security’s value should the Fund wish to sell the security. If a security the Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances, a considerable time may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, a Fund may obtain a less favorable price than when it first decided to sell the security.

17) Inflation-Linked Bonds.

To the extent they may invest in fixed-income securities, the Funds may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of explanation, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having “original issue discount.” A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no corresponding interest payment in cash. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

18) Interfund Lending.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Managers Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Managers Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

No Fund may lend to another fund in the Managers Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

19) Inverse Floating Obligations.

Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

These obligations entail certain risks. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Subadvisor(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

20) Investment Company Securities.

Each Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and Subadvisor(s) for each Fund will consider such fees in determining whether to invest in other investment companies. The Funds will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on the Fund’s investments in other investment companies. In particular, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). The Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, a Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, a Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

The Managers California Intermediate Tax-Free Fund may invest in open-end and closed-end investment companies which invest in securities whose income is exempt from federal income tax and California personal income tax, including AMT. It is the current intention of the Fund to limit its investments in such investment companies to not more than 5% of its net assets. Assuming the Managers California Intermediate Tax-Free Fund otherwise qualifies to pay exempt-interest dividends under the 50% test (see “Certain Federal Income Tax Matters” below), income received from such investments will increase, for federal (and likely California) income tax purposes, the amount of exempt interest dividends that may be paid to shareholders of the Managers California Intermediate Tax-Free Fund.

21) Mortgage-Related Securities.

Mortgage-related securities include collateralized mortgage obligations (“CMOs”) and “pass-throughs.” “Pass-throughs,” which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae (“FNMA”) or Freddie Mac (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Some mortgage-related securities are “Interest Only” or “IOs” which receive only the interest paid on the underlying pools of holders or “Principal Only” or “POs” whose interest in the underlying pools is limited to their principal. In general, the Funds treat IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates (“Fannie Maes”) are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

Recent Events Regarding FNMA and FHLMC Securities. The value of FNMA and FHLMC’s securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility available to FNMA and FHLMC, which terminated on December 31, 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC have been or will be successful, or, with respect to initiatives that have expired, that the U.S. Treasury would undertake similar initiatives in the future.

Risks Associated with Mortgage-Related Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations or (ii) having a rating of A or higher by Moody’s or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Subadvisor, except that this limitation does not apply to the Managers PIMCO Bond Fund.

In the case of privately issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

22) Municipal Securities.

Municipal securities, including residual interest bonds, are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for U.S. federal income tax purposes, though interest on certain municipal securities may be included for purposes of the federal Alternative Minimum Tax (“AMT”). Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status.

For purposes of the Managers California Intermediate Tax-Free Fund, the term “California municipal securities” as used herein refers to obligations that are issued by or on behalf of the State of California and its political subdivisions. The Managers California Intermediate Tax-Free Fund invests primarily in California municipal securities which generally have 3 to 10 years remaining to maturity at the time of acquisition.

The Managers California Intermediate Tax-Free Fund restricts its municipal securities investments to those within or of a quality comparable to the four highest rating classifications of Moody’s or S&P. Municipal bonds and notes and tax-exempt commercial paper would have, at the date of purchase by the Fund, Moody’s ratings of Aaa, Aa, A or Baa; MIG 1/VMIG1 or MIG2/VMIG2; P-1; or S&P ratings of AAA, AA, A, or BBB; SP-1+, SP-1 or SP-2; A-1+ or A-1, respectively. See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service” in Appendix A for further discussion regarding securities ratings.

Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue. The Managers California Intermediate Tax-Free Fund may purchase unrated municipal securities which the Subadvisor determines to have a credit quality comparable to that required for investment by the Fund. As a matter of operating policy, not more than 25% of the Managers California Intermediate Tax-Free Fund’s total investments (other than those guaranteed by the U.S. Government or any of its agencies or instrumentalities) may consist of unrated securities. Such percentage shall apply only at the time of acquisition of a security.

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long term municipal securities are typically referred to as “bonds” and short term municipal securities are typically called “notes.”

Payments due on general obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

Each Fund that invests in municipal securities will limit its investment in municipal leases to no more than 5% of its total assets.

Municipal Notes. Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

Tax Anticipation Notes are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

Bond Anticipation Notes are issued to provide interim financing until long term financing can be arranged.

Municipal Commercial Paper. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

23) Particular Risk Factors Relating to California Municipal Securities.

The Managers California Intermediate Tax-Free Fund is a state-specific municipal fund that invests substantially all of its assets in municipal securities issued by or on behalf of one state, the State of California, or California’s counties, municipalities, authorities or other subdivisions. A fund that invests primarily in securities issued by a single state and its political subdivisions entails a greater level of risk than a fund that is diversified across numerous states and their municipal entities, because the fund is susceptible to political, economic or regulatory factors affecting issuers of that state. With respect to the California Intermediate Tax-Free Fund, these factors include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives, budgetary constraints and other matters. The ability of California or its municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state, and the underlying fiscal condition of the state and its municipalities.

24) Obligations of Domestic and Foreign Banks.

Each Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

25) Pay-In-Kind Bonds.

The Funds may invest in pay-in-kind bonds. These bonds pay “interest” through the issuance of additional bonds, thereby adding debt to the issuer’s balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

26) Real Estate Investment Trusts (“REITs”).

The Funds, in particular, the Managers Real Estate Securities Fund, may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest. The Real Estate Securities Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in companies engaged in the real estate industry, including, REITs.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

27) Reverse Repurchase Agreements.

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon by the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for the Fund.

The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. The Fund will earmark or establish and maintain a segregated account with the custodian consisting of liquid assets in an amount equal to the amount of its obligation under the reverse repurchase agreement.

28) Rights and Warrants.

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant or right is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant or right.

It is the present intention of each Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets, except that this limitation does not apply to the Managers PIMCO Bond Fund. Warrants or rights acquired by the Funds in units or attached to securities will be deemed to be without value for purposes of this restriction.

29) Securities Lending.

Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund’s investment policies and restrictions. Each Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, a Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment. The Funds may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled on a best efforts basis and the securities voted by the Fund. The Bank of New York Mellon serves as the Funds’ securities lending agent.

30) Short Sales.

The Funds may engage in short selling. A Fund may engage in “short sales against the box,” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security. In order to engage in a short sale against the box, a Fund arranges with a broker to borrow the security being sold short. A Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, a Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security sold short could attain. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position.

The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Managers PIMCO Bond Fund may engage in short sales “not against the box,” which are generally short sales of securities the Fund does not own. Short sales that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Short sales not against the box theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

To the extent that the Managers PIMCO Bond Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Investment Manager determines to be liquid in accordance with established procedures and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security.

The Managers PIMCO Bond Fund may make short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. The Managers PIMCO Bond Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

The Managers PIMCO Bond Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

31) Trust Preferred Securities

(Managers PIMCO Bond Fund only.) The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the Subadvisor for the Fund will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund.

32) U.S. Government Securities.

U.S. Government securities are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States. Some U.S. Government securities, such as Treasury bills, notes and bonds and GNMA certificates, are supported by the full faith and credit of the United States; those of the FHLMC are supported by the right of the issuer to borrow from the Treasury; those of the FNMA are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. Government is not obligated by law to provide future financial support to the U.S. Government agencies or instrumentalities named above.

33) Variable and Floating Rate Securities and Participation Interests.

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

The Funds may invest in participation interests purchased from banks in variable rate obligations owned by banks. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature.

Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. A Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the underlying obligation, plus accrued interest.

34) When Issued, Delayed Delivery and Forward Commitment Transactions.

Each Fund may purchase securities on a when-issued or delayed delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds until the settlement date, in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in a loss to the Fund of an advantageous return or price. Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Investment Manager and the Subadvisor deem it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when issued or firm commitment basis, except that this limitation does not apply to the Managers PIMCO Bond Fund.

35) Zero Coupon Securities.

“Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

Diversification Requirements for the Funds

Each Fund, with the exception of the Managers Real Estate Securities Fund and the Managers California Intermediate Tax-Free Fund, intends to meet the requirements to be a diversified company under the 1940 Act as currently in effect. Because a non-diversified Fund can invest a greater percentage of its assets in a small number of issuers or a single issuer, investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Funds may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) With the exception of the Managers AMG TSCM Growth Equity Fund, purchase or sell commodities, except the Fund may purchase and sell futures contracts (including futures contracts on commodities) and options thereon.

(6) With respect to the Managers AMG TSCM Growth Equity Fund only, purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(7) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(8) With the exception of the Managers Real Estate Securities Fund and the Managers California Intermediate Tax-Free Fund, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(9) With the exception of the Managers Real Estate Securities Fund, invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

Any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth in this SAI or a Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Funds.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies and applicable law.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

For purposes of investment restriction (5) above, commodities shall not be considered to include options on securities, securities indices and currency, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Funds’ investment policies.

For purposes of investment restrictions (5) and (6) above, at the time of the establishment of the restrictions, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

For purposes of fundamental investment restriction (7) above, the Funds will lend portfolio securities to other series of trusts managed by the Investment Manager pursuant to an interfund lending program provided that the Funds comply with the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending.

Unless otherwise provided, for purposes of investment restriction (9) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

In addition to the restrictions listed above, as a fundamental policy, the Managers California Intermediate Tax-Free Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including the Alternative Minimum Tax.

Non-Fundamental Investment Restrictions

With the exception of the Managers AMG TSCM Growth Equity Fund, the following restrictions are designated as non-fundamental with respect to each Fund and may be changed by the Trust’s Board of Trustees without shareholder approval. These non-fundamental investment restrictions do not apply to Managers AMG TSCM Growth Equity Fund.

A Fund may not (except as noted):

(1) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts;

(2) (Except Managers PIMCO Bond Fund) Make short sales of securities or maintain a short position, except that a Fund may sell short “against the box.”

For purposes of the Managers Frontier Small Cap Growth Fund’s policy to invest 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of U.S. small-capitalization companies, as disclosed in the Fund’s prospectus, stocks of a U.S. company include (i) securities of issuers that are organized under the laws of the U.S. or that maintain their principal place of business in the U.S.; (ii) securities that are traded principally in the U.S.; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the U.S. or that have at least 50% of their assets in the U.S.

The SEC staff has taken the position that the statement of policy required by Section 8(b)(1) of the 1940 Act relating to industry concentration does not apply to investments in tax-exempt securities issued by governments or political subdivisions governments. The Managers California Intermediate Tax-Free Fund does not intend to concentrate its investments in a particular industry or group of industries.

Portfolio Turnover

Generally, each Fund purchases securities for investment purposes and not for short-term trading profits. However, a Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to the Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for each Fund for the fiscal years ending October 31, 2011 and October 31, 2012, are as follows:

Managers Frontier Small Cap Growth Fund

Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2011	44%
October 31, 2012	38%

Managers AMG TSCM Growth Equity Fund

Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2011	102%
October 31, 2012	87%

Managers Micro-Cap Fund

Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2011	85%
October 31, 2012	64%

Managers Real Estate Securities Fund

Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2011	75%
October 31, 2012	36%

Managers PIMCO Bond Fund

Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2011	495%
October 31, 2012	375%

Managers California Intermediate Tax-Free Fund

Fiscal Year Ending	Portfolio Turnover Rate
October 31, 2011	8%
October 31, 2012	5%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of the Funds. The Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund, Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund will disclose their portfolio holdings on a monthly basis on or about the 10th business day of the following month, and the Managers Micro-Cap Fund will disclose its portfolio holdings on a quarterly basis on or about the 60th day following each fiscal quarter or upon a Form N-Q filing, by posting this information on the Funds’ website. The Chief Compliance Officer of the Funds may designate an earlier or later date for public disclosure of a Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Funds that the disclosures are in the best interests of shareholders of the Funds and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Funds will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of shareholders of the Funds in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadvisor(s); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon); financial printer (R.R. Donnelley); counsel to the Funds (Ropes & Gray LLP) or counsel to the independent trustees of the Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor(s) and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printer on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with Fund operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Morningstar, Interactive Data Corporation, FactSet, Netik, Wilshire Associates, and Securities Class Action Services LLC. The Funds may disclose non-public current portfolio holdings information to Interactive Data Corporation on a daily basis for valuation purposes, to FactSet and Netik on a daily basis for portfolio holdings analysis, to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis, and to Securities Class Action Services LLC on a monthly basis for proxy voting purposes. The Funds also provide current portfolio holdings information to Lipper, Morningstar and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with the Trust’s organizational documents and the Board’s policy that a Trustee retire at the end of the calendar year in which the Trustee reaches the age of 75. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees: The Trustees in the following table are not interested persons of the Trust within the meaning of the 1940 Act (“Independent Trustees”). William E. Chapman serves as the Independent Chairman of the Board of Trustees.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Bruce B. Bingham DOB: 12/01/48	Trustee since 2012	Partner, Hamilton Partners (real estate development firm) (1987-Present)	37	Director of The Yacktman Funds, Inc. (2 portfolios)	Significant board experience; experienced businessman, familiar with financial statements.

William E. Chapman, II DOB: 9/23/41	Trustee since 2000; Independent Chairman; Chairman of the Governance Committee	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee of Bowdoin College (2002-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002- Nov. 2009)	37	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board and Chairman of the Trust’s Governance Committee.

Edward J. Kaier DOB: 9/23/45	Trustee since 2000; Chairman of the Audit Committee	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	37	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Steven J. Paggioli DOB: 4/3/50	Trustee since 2000	Independent Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	37	Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator; Audit Committee financial expert.

Eric Rakowski DOB: 6/5/58	Trustee since 2000	Professor, University of California at Berkeley School of Law (1990-Present)	37	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; former practicing attorney; currently professor of law.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2000	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, TRS Associates (1982-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northhampton Capital Management, LLC (2004-2010)	37	Trustee of Aston Funds (26 portfolios)	Significant board experience; currently professor of finance; significant executive experience with several investment partnerships.

*	The Fund Complex consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christine C. Carsman DOB: 4/2/52	Trustee since 2011	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	37	None	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

*	The Fund Complex consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with Managers, and also may benefit from information provided by the Trust’s and Managers’ legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its Committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keitha L. Kinne DOB: 5/16/58	President and Principal Executive Officer since 2012; Chief Operating Officer since 2007	President and Principal Executive Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2012-Present); President, Managers Distributors, Inc. (2012-Present); Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Lewis Collins DOB: 2/22/66	Secretary since 2011; Chief Legal Officer since 2011	Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I, and Managers Trust II (2011-Present); Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers Group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)

Donald S. Rumery DOB: 5/29/58	Principal Financial Officer since 2008; Chief Financial Officer since 2007; Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Principal Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present)

John J. Ferencz DOB: 3/09/62	Chief Compliance Officer since 2010	Chief Compliance Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2010-Present); Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010)

Michael Ponder DOB: 9/12/73	Assistant Secretary since 2011	Assistant Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-Present); Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2012	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies* Beneficially Owned as of December 31, 2012
Independent Trustees:
Bruce B. Bingham	None	Over $100,000
William E. Chapman II	Over $100,000	Over $100,000
Edward J. Kaier	$50,001 - $100,000	Over $100,000
Steven J. Paggioli	$50,001 - $100,000	Over $100,000
Eric Rakowski	$10,001 - $50,000	$50,001 - $100,000
Thomas R. Schneeweis	None	Over $100,000

Interested Trustee:
Christine C. Carsman	None	Over $100,000

*	The Family of Investment Companies consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of Managers Trust I (the “Board”) and the Board’s oversight of the Funds’ risk management process. The Board consists of seven Trustees, six of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

Managers Trust I has retained Managers as the Funds’ investment adviser and administrator. Managers provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds, and management of the risks that arise from the Funds’ investments and operations. Employees of Managers serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by Managers and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board receives periodic reports from the Funds’ Chief Legal Officer on Managers’ risk management activities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Funds’ subadvisors and Managers’ investment research team regarding the management of the Funds, including their investment risks. The Board also receives periodic reports from the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of Managers regarding Managers’ general business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audits of the Funds, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record-keeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time. The Audit Committee met three times during the most recent fiscal year.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. William E. Chapman serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met seven times during the most recent fiscal year.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Fund Complex for the fiscal year ended October 31, 2012, the Trustees were compensated as follows:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber (c)	$14,260	$107,500
Bruce B. Bingham	$3,316	$25,000
William E. Chapman II (d)	$16,912	$127,500
Edward J. Kaier (e)	$15,321	$115,500
Steven J. Paggioli	$14,260	$107,500
Eric Rakowski	$14,260	$107,500
Thomas R. Schneeweis	$14,260	$107,500

Interested Trustee:
Christine C. Carsman	None	None

(a)	Compensation is calculated for the fiscal year ended October 31, 2012. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-month period ended October 31, 2012 for services as a Trustee of the Fund Complex, which, as of October 31, 2012, consisted of 38 funds in the Trust, Managers AMG Funds, The Managers Funds and Managers Trust II.
(c)	Mr. Aber retired from the Board effective December 31, 2012.
(d)	Mr. Chapman received an additional $20,000 annually for serving as the Independent Chairman, which is reflected in the chart above.
(e)	Mr. Kaier received an additional $8,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Except for the Managers California Intermediate Tax-Free Fund and the Managers Frontier Small Cap Growth Fund, the Trust did not know of any person or entity who, as of February 12, 2013, “controlled” (within the meaning of the 1940 Act) any of the Funds. For the Managers California Intermediate Tax-Free Fund, the Willis S. & Marion B. Slusser Trustees, as of February 12, 2013, beneficially owned 25% or more of the outstanding shares of the Fund and may be deemed to “control” the Fund under the 1940 Act. For the Managers Frontier Small Cap Growth Fund, the Alfred I. Dupont Testamentary Trust, as of February 12, 2013, beneficially owned 25% or more of the outstanding shares of the Fund and may be deemed to “control” the Fund under the 1940 Act.

A person or entity that “controls” a Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders

As of February 12, 2013, the following persons and/or entities owned beneficially or of record 5% or more of the outstanding shares of each class of each Fund listed below. Investor Class shares of the Managers Micro-Cap Fund are not currently being offered and there are no such shares currently outstanding.

Name and Address	Percent Owned
Managers Frontier Small Cap Growth Fund

Service Class
National Financial Services Corp. FBO our Customer 200 Liberty Street New York, New York 10281-1003	30.12%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	13.66%

TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, Nebraska 68103-2226	5.37%

Investor Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	50.26%

TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, Nebraska 68103-2226	16.46%

BNY Mellon Trust Co. CUST IRA FBO Customer 909 15th Street Augusta, Georgia 30901-2607	16.39%

Institutional Class
Alfred I. Dupont Testamentary Trust 510 Alfred Dupont Place Jacksonville, Florida 32202	44.57%

MAC & Co A/C Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, Pennsylvania 15230	20.96%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	14.69%

The Nemours Foundation Pension Plan 510 Alfred Dupont Place Jacksonville, Florida 32202	5.24%

Managers AMG TSCM Growth Equity Fund

Service Class
BNY Mellon as Agent for BNY Mellon Trust Customer FBO Managers Funds Wrap Program 760 Moore Road King of Prussia, Pennsylvania 19406-1212	97.49%

Investor Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	98.24%

Institutional Class
Frontier Trust Company FBO Affiliated Managers Group, Inc. 401(k) P.O. Box 10758 Fargo, North Dakota 58106	55.97%

Ian A. Rosenthal and Kathleen M. Tait JTWROS 111 Barrow Street Apartment 7C New York, New York 10014-2894	12.46%

Grant R. Babyak and Nicole Abbatecola JTWROS 34 Dusenberry Road Bronxville, New York 10708-2421	9.31%

Weidong Huang 115 E. 87th Street, Apt. 12BC New York, New York 10128	8.04%

Stephen Green P.O. Box 3939 New York, New York, 10185-3939	5.51%

Managers Micro-Cap Fund

Service Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	36.86%

National Financial Services 1 World Financial Center New York, New York 10281-1003	14.96%

Institutional Class
James Anderson Trustee Mendocino County Employees 625B Kings Court Ukiah, California 95482-5036	24.86%

Mercer Trust Company Trustee FBO Granite Construction Retirement Savings Plan 1 Investors Way Norwood, Massachusetts 02062-1599	22.34%

Managers Real Estate Securities Fund
National Financial Services Corp. FBO our Customer 200 Liberty Street New York, New York 10281-1003	25.19%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	22.58%

Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive E, 3rd Floor Jacksonville, Florida 32246-6484	8.90%

Managers PIMCO Bond Fund
National Financial Services 1 World Financial Center New York, New York 10281-1003	25.30%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	17.19%

Managers California Intermediate Tax-Free Fund
Willis S. & Marion B. Slusser Trustees Willis S. Slusser & Marion B. Slusser 2002 Family Trust 200 Deer Valley Road Apartment 1D San Rafael, California 94903-5513	32.99%

Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Transfer of Accounts 1958 Summit Park Place Suite 400 Orlando, Florida 32810-5935	22.90%

MLPF & S Attn: Fund Administration 97T40 4800 Deer Lake Drive E FL 2 Jacksonville, Florida 32246-6484	5.43%

The Trust did not know of any person who, as of February 12, 2013, beneficially owned 5% or more of the outstanding Service Class and Investor Class shares of the Managers Frontier Small Cap Growth Fund and the Managers AMG TSCM Growth Equity Fund, the outstanding shares of each class of the Managers Micro-Cap Fund, or the outstanding shares of the Managers Real Estate Securities Fund and the Managers PIMCO Bond Fund. The Trust did not know of any person in addition to the Alfred I. Dupont Testamentary Trust, who, as of February 12, 2013, beneficially owned 5% or more of the outstanding Institutional Class shares of the Managers Frontier Small Cap Growth Fund. The Trust did not know of any person in addition to Ian A. Rosenthal and Kathleen M. Tait JTWROS, Grant R. Babyak and Nicole Abbatecola JTWROS, Weidong Huang and Stephen Green who, as of February 12, 2013, beneficially owned 5% or more of the outstanding Institutional Class shares of the Managers AMG TSCM Growth Equity Fund. The Trust did not know of any person in addition to the Willis S. & Marion B. Slusser Trustees who, as of February 12, 2013, beneficially owned 5% or more of the outstanding shares of the Managers California Intermediate Tax-Free Fund.

Management Ownership

As of February 19, 2013, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of each Fund, except as set forth in the table below:

Fund	Class	Percent of Class Beneficially Owned
Managers AMG TSCM Growth Equity Fund	Institutional	1.59%

MANAGEMENT OF THE FUNDS

Investment Manager

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. Managers Investment Group LLC serves as investment manager to the Funds. The Investment Manager also serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager, serves as the distributor to the Fund. MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Subadvisors

The assets of each Fund are managed by a Subadvisor or a team of Subadvisors selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager has entered into an advisory agreement with each Subadvisor known as a “Subadvisory Agreement.” The SEC has given the Trust an exemptive order permitting the Investment Manager, on behalf of the Funds, to hire new unaffiliated Subadvisors for the Funds without prior shareholder approval, but subject to shareholder notification within 90 days of the hiring of such a Subadvisor. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

The Investment Manager recommends Subadvisors for the Funds to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors.

For each Fund, the Investment Manager allocates the Fund’s assets among the Subadvisor(s) selected for the Fund. Each Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies and restrictions. Generally, the services which a Subadvisor provides to a Fund are limited to asset management and related record-keeping services.

A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

A Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Funds or the Investment Manager and its affiliates.

Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds under the Fund Management Agreement (the “Management Agreement”). The Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisors to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Funds’ Subadvisors (the “Subadvisory Agreements”).

The Management Agreement and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

With the exception of the Managers AMG TSCM Growth Equity Fund, the Management Agreement and the Subadvisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), (in the case of the Management Agreement) by the Investment Manager on 60 days’ written notice to the Trust and (in the case of the Subadvisory Agreements) by the relevant Subadvisor on 30 days’ written notice to the Investment Manager and to the Fund. In general, the Investment Manager may terminate each Subadvisory Agreement, without penalty, upon notice to the Trust and relevant Subadvisor.

With respect to the Managers AMG TSCM Growth Equity Fund, the Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Investment Manager and, in the case of the Subadvisory Agreement, by the Subadvisor, in each case upon 60 days’ written notice to the other party.

The Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The Management Agreement provides that the Investment Manager is specifically responsible for:

•	supervising the general management and investment of the assets and securities portfolio of each Fund;

•	providing overall investment programs and strategies for each Fund;

•	selecting and evaluating the performance of Subadvisors for each Fund and allocating the Fund’s assets among these Subadvisors;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•	providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreements, each Subadvisor manages all or a portion of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by a Subadvisor to its Fund will not be exclusive under the terms of Subadvisory Agreements, and the Subadvisors will be free to and expect to render investment advisory services to others.

The Funds pay all expenses not borne by the Investment Manager or Subadvisors including, but not limited to, the charges and expenses of the Funds’ Custodian and transfer agent, independent auditors and legal counsel for the Funds and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions, transfer taxes and transaction taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of a Fund’s shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisors or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreements require the Subadvisors to provide fair and equitable treatment to the respective Funds in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisors to acquire for the Funds a position in any investment which any of a Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Subadvisors. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act. Each Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions and oversight by the Board of Trustees, to enter into Subadvisory Agreements with unaffiliated Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90 day notification requirement discussed below) and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire new unaffiliated Subadvisors for the Funds, change the terms of a Subadvisory Agreement for an unaffiliated Subadvisor, or continue the employment of an unaffiliated Subadvisor after events that under the 1940 Act and the Subadvisory Agreement would be deemed to be an automatic termination of the Subadvisory Agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated Subadvisor. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of Subadvisory Agreements, shareholders of a Fund will continue to have the right to terminate such Subadvisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. Affiliated Subadvisors selected by the Investment Manager are subject to shareholder approval.

Compensation of the Investment Manager and Subadvisors

As compensation for the investment management services rendered and related expenses under the Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, included in the table below, which is computed daily as a percentage of the value of the net assets of the Fund and may be paid monthly.

Fund	Investment Management Fee
Managers Frontier Small Cap Growth Fund	1.00%

Managers AMG TSCM Growth Equity Fund	0.75%

Managers Micro-Cap Fund	1.00%

Managers Real Estate Securities Fund	0.60%

Managers PIMCO Bond Fund	0.40%

Managers California Intermediate Tax-Free Fund

0.40% for the first $25 million of assets under management; 0.35% for the next $25 million, 0.30% for the next $50 million, 0.25% for the next $50 million, and 0.20% on amounts in excess of $150 million.

As compensation for the investment management services rendered and related expenses under the respective Subadvisory Agreements, the Investment Manager has agreed to pay each Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to each Subadvisor is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund’s expenses.

Investment Management Fees Paid by the Funds. Investment management fees paid to the Investment Manager for advisory services by (i) the Funds (other than the Managers AMG TSCM Growth Equity Fund) for advisory services for the fiscal years ended October 31, 2010, October 31, 2011 and October 31, 2012, and (ii) the Managers AMG TSCM Growth Equity Fund for the period from July 30, 2010 (the date the Fund commenced operations) through October 31, 2010 and the fiscal years ended October 31, 2011 and October 31, 2012 are as follows. Management fees waived and/or reimbursed are described below under “Expense Limitations.”

Managers Frontier Small Cap Growth Fund	Total	Waived/ Reimbursed	Net
Fiscal Year Ending October 31, 2012	$914,088	$0	$914,088
Fiscal Year Ending October 31, 2011	$690,272	$0	$690,272
Fiscal Year Ending October 31, 2010	$299,371	$0	$299,371

Managers AMG TSCM Growth Equity Fund	Total	Waived/ Reimbursed	Net
Fiscal Year Ending October 31, 2012	$182,747	$0	$182,747
Fiscal Year Ending October 31, 2011	$139,123	$0	$139,123
Period Ending October 31, 2010	$2,063	$0	$2,063

Managers Micro-Cap Fund	Total	Waived/ Reimbursed	Net
Fiscal Year Ending October 31, 2012	$1,447,924	$0	$1,447,924
Fiscal Year Ending October 31, 2011	$1,400,690	$0	$1,400,690
Fiscal Year Ending October 31, 2010	$1,319,280	$0	$1,319,280

Managers Real Estate Securities Fund	Total	Waived/ Reimbursed	Net
Fiscal Year Ending October 31, 2012	$629,595	$0	$629,595
Fiscal Year Ending October 31, 2011	$310,209	$0	$310,209
Fiscal Year Ending October 31, 2010	$159,180	$0	$159,180

Managers PIMCO Bond Fund	Total	Waived/ Reimbursed	Net
Fiscal Year Ending October 31, 2012	$5,274,687	$0	$5,274,687
Fiscal Year Ending October 31, 2011	$4,993,137	$0	$4,993,137
Fiscal Year Ending October 31, 2010	$5,091,308	$0	$5,091,308

Managers California Intermediate Tax-Free Fund	Total	Waived/ Reimbursed	Net
Fiscal Year Ending October 31, 2012	$108,012	$0	$108,012
Fiscal Year Ending October 31, 2011	$108,621	$0	$108,621
Fiscal Year Ending October 31, 2010	$120,992	$0	$120,992

Subadvisory Fees Paid by the Investment Manager. Fees paid by the Investment Manager for subadvisory services to (i) certain Subadvisors for the fiscal years ended October 31, 2010, October 31, 2011, and October 31, 2012, and (ii) the Subadvisor to the Managers AMG TSCM Growth Equity Fund for the period from July 30, 2010 (the date the Fund commenced operations) through October 31, 2010 and the fiscal years ended October 31, 2011 and October 31, 2012, are as follows:

Fund	2010	2011	2012
Managers Frontier Small Cap Growth Fund	$178,109	$439,253	$914,088
Managers AMG TSCM Growth Equity Fund	$1,788	$120,573	$158,381
Managers Micro-Cap Fund	$1,139,791	$1,214,171	$1,251,267
Managers Real Estate Securities Fund	$112,363	$231,350	$487,111
Managers PIMCO Bond Fund	$3,182,067	$3,120,711	$3,296,673
Managers California Intermediate Tax-Free Fund	$46,496	$41,195	$37,468

Expense Limitations. From time to time, the Investment Manager may agree to limit a Fund’s expenses by agreeing to waive all or a portion of the investment management fee and other fees it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund, or attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of any contractual expense limitations in effect at the date of this SAI is reflected in the tables below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of each Fund’s Prospectus. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to a Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. In addition, the Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary expense limitations by the Investment Manager or by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective. All fees waived and/or expenses reimbursed to (repayments by) (i) the Funds (other than the Managers AMG TSCM Growth Equity Fund) for the fiscal years ended October 31, 2010, October 31, 2011, and October 31, 2012, and (ii) the Managers AMG TSCM Growth Equity Fund, for the period from July 30, 2010 (the date the Fund commenced operations) through October 31, 2010 and the fiscal years ended October 31, 2011 and October 31, 2012, are as follows:

Managers Frontier Small Cap Growth Fund
Fiscal Year Ended October 31, 2012	$89,364
Fiscal Year Ended October 31, 2011	$116,507
Fiscal Year Ended October 31, 2010	$92,681

Managers AMG TSCM Growth Equity Fund
Fiscal Year Ended October 31, 2012	$147,988
Fiscal Year Ended October 31, 2011	$157,601
Period Ended October 31, 2010	$38,363

Managers Micro-Cap Fund
Fiscal Year Ended October 31, 2012	$358,192
Fiscal Year Ended October 31, 2011	$326,044
Fiscal Year Ended October 31, 2010	$266,870

Managers Real Estate Securities Fund
Fiscal Year Ended October 31, 2012	$(15,048)
Fiscal Year Ended October 31, 2011	$4,368
Fiscal Year Ended October 31, 2010	$54,573

Managers PIMCO Bond Fund
Fiscal Year Ended October 31, 2012	$1,534,145
Fiscal Year Ended October 31, 2011	$1,586,733
Fiscal Year Ended October 31, 2010	$2,046,070

Managers California Intermediate Tax-Free Fund
Fiscal Year Ended October 31, 2012	$96,633
Fiscal Year Ended October 31, 2011	$96,240
Fiscal Year Ended October 31, 2010	$125,527

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust for certain Funds pursuant to an Administration and Shareholder Servicing Agreement between the Trust and the Investment Manager. For more information about the Administration and Shareholder Servicing Agreement, see “Administrative Services; Distribution Arrangements” below.

Portfolio Managers of the Funds

Unless indicated otherwise, all information below is as of October 31, 2012.

MANAGERS FRONTIER SMALL CAP GROWTH FUND

Subadvisor: Frontier Capital Management Co., LLC (“Frontier”)

James A. Colgan and G. Michael Novak, Jr. are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. AMG indirectly owns a majority interest in Frontier.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: James A. Colgan
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$87.00	None	$0
Other Pooled Investment Vehicles	2	$391.00	None	$0
Other Accounts	25	$2,412.00	6	$1,233.00

Portfolio Manager: G. Michael Novak, Jr.
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$87.00	None	$0
Other Pooled Investment Vehicles	2	$391.00	None	$0
Other Accounts	25	$2,412.00	6	$1,233.00

Potential Material Conflicts of Interest

In connection with its management of client accounts, Frontier may be subject to the appearance of actual or potential conflicts of interest. For example, an advisory fee based on the performance of an account may create the appearance of a conflict of interest for Frontier when compared to accounts where Frontier is paid based on a percentage of assets because Frontier may have an incentive to allocate securities preferentially to the account where Frontier might share in investment gains. In order to address this potential conflict, Frontier has in place trade allocation procedures that are reasonably designed to ensure that allocations of orders among all Frontier client accounts are made in a fair and equitable manner and may not be based on the amount or structure of management fees.

In addition, Frontier has written policies and procedures in place that are reasonably designed to help mitigate the appearance of other potential conflicts of interest, including the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts.

Portfolio Manager Compensation

Frontier’s portfolio manager compensation program consists of a fixed base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are equity owners of Frontier, which entitle them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and tied directly to the firm’s profitability, which includes management fee revenues generated from client accounts, including the Fund. Compensation is not directly based on performance of the Fund or the amount of assets held in the Fund’s portfolio.

Portfolio Managers’ Ownership of Fund Shares

Mr. Colgan: None

Mr. Novak: None

MANAGERS AMG TSCM GROWTH EQUITY FUND

Subadvisor: TimesSquare Capital Management, LLC (“TSCM” or “TimesSquare”)

TimesSquare has day-to-day responsibility for managing the Fund’s portfolio and has managed the Fund since its inception. TimesSquare is the successor firm to TimesSquare Capital Management, Inc., which was a wholly-owned subsidiary of the CIGNA Corporation. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in TimesSquare.

Grant R. Babyak, Ian Anthony Rosenthal and Kenneth C. Duca are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Grant R. Babyak
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	8	$4,019.39	None	$0
Other Pooled Investment Vehicles	2	$134.81	1	$133.97
Other Accounts	162	$10,281.71	9	$585.19

Portfolio Manager: Ian Anthony Rosenthal
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	5	$2,126.17	None	$0
Other Pooled Investment Vehicles	2	$134.81	1	$133.97
Other Accounts	126	$8,526.47	8	$490.44

Portfolio Manager: Kenneth C. Duca, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$1,893.22	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	40	$1,801.43	1	$94.75

Potential Material Conflicts of Interest

TimesSquare is committed to ensuring that first and foremost any conflicts of interest, whether actual or apparent, are avoided. Towards that aim, TimesSquare implemented and continues to maintain a compliance program that includes written policies and procedures that address reasonably foreseeable potential areas of conflict. TimesSquare has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective. The following highlights of TimesSquare’s compliance program are critical in the firm’s avoidance of conflicts of interest.

Code of Ethics—Personal Trading Conflicts:

As a relatively small entity, TimesSquare treats all personnel as “Access Persons.” All personnel are required to follow the Access Person rules as described in detail in its compliance policies and procedures, including preclearance and holdings declarations. To ensure that TimesSquare avoids conflicts of interests its compliance department prohibits individual stock transactions in issues less than $15 billion in market capitalization or in any stock that is held in any portfolios managed by TimesSquare. The $15 billion limitation is extremely effective in avoiding conflicts since TimesSquare primarily manages investment portfolios with small to mid cap market mandates with a market capitalization range below $15 billion for most clients. TimesSquare’s Code of Ethics and Compliance Manual also contain a gift policy that restricts the giving and receiving of gifts by employees.

Investment Opportunity Conflicts:

Portfolio managers for all advised accounts have equal access to all suitable transactions, consistent with its policy of treating all client accounts in a manner that is fair and equitable over time. Requests for publicly-traded securities may be filled by TimesSquare’s trading desk in the order in which they are received, but are generally aggregated for advised accounts (including affiliated accounts). Such aggregation is appropriate, in TimesSquare’s judgment, for the purpose of achieving best execution, and all participating accounts benefit equally from any reduced price or transaction costs. Except as directed by clients, TimesSquare and its related advisers use a proportional allocation system in the case of aggregated trades where not enough securities are available to satisfy all accounts’ requests. In the event that this pro rata procedure results in an allocation that is not consistent with the portfolio’s relative sizes, sector allocations, diversification, and/or cash positions, as determined by the portfolio manager, then the portfolio manager may change the allocation.

Such aggregation does not always include “program trades” for actively managed equity accounts. Program trades are defined by TimesSquare as trades of more than one security that are periodically required to rebalance portfolios. Program trades also include groups of trades required to establish desired initial portfolios for new accounts. Program trades are executed through specific program trading firms selected by TimesSquare’s active equity trading desk. TimesSquare’s trading desk delegates the execution and management of program trades to the program trading firms, subject to review for best execution. In the opinion of TimesSquare, it is not always advantageous to aggregate program trades with non-program trading activity. Decisions to aggregate/not aggregate program trades with non-program trades are made on a case-by-case basis taking into consideration, for example, liquidity of securities involved, price limits on orders and the size of the program trade(s) as compared to non-program trades.

Where the actual allocation of new growth equity issues is significantly lower than that requested, using the original intended allocation proportions may result in allocations to portfolios that are not meaningful. In those situations, the portfolio manager may allocate the securities received to significantly fewer portfolios than originally intended. Those portfolios chosen to receive the smaller allocations are selected non-systematically based on a combination of portfolio performance, size, cash position, sector allocations, number of positions in the portfolio, diversification among similar companies, and minimization of custodian transaction costs to the client. While the intention is to over time allocate similar proportional amounts to all portfolios, using this methodology the largest accounts are unlikely to receive small allocations and over time may not receive similar proportional amounts. On a quarterly basis, portfolio managers and compliance personnel monitor the proportional amounts allocated to all portfolios and the dispersion of performance for all accounts, for the last rolling twelve month period. The objective of the reviews is to evaluate dispersion of performance and relative allocations, if any, and to determine if future allocations of IPOs and secondary offerings should be adjusted.

Conflict Management:

To date, TimesSquare does not believe that it has been faced with a material conflict of interest. However, in the event that a conflict did arise, the firm would follow its written policies in that particular area. As per the firm’s policies, the firm’s Chief Compliance Officer would be directly involved and charged with the management of the situation. The Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict. To the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare’s fiduciary duty and the best interests of its clients.

TimesSquare’s entire equity growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

Portfolio Manager Compensation

TimesSquare’s compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The program is tied exclusively to our client’s investment performance and financial results of the firm and its investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers. Investment professionals’ compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm, as described below.

Base Salaries.

Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. We adjust base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan.

Bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative measures over multiple time horizons. Such performance is measured over 1 and 3 year time periods versus the relative Russell index (e.g. Russell 3000® Growth Index with respect to the Fund). Performance is analyzed on a pre-tax basis.

Equity Ownership.

Senior investment professionals receive significant equity ownership in the firm, subject to a five year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in our business, portfolio managers should benefit from client retention and business growth. Currently, substantially all our investment professionals retain ownership.

Portfolio Managers Ownership of Fund Shares

Mr. Babyak:                 $100,001 to $500,000

Mr. Rosenthal:             $100,001 to $500,000

Mr. Duca:                     $100,001 to $500,000

MANAGERS MICRO-CAP FUND

Subadvisor: RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”)

RBC GAM (US) has served as a Subadvisor to the Micro-Cap Fund since December 7, 2009. RBC GAM (US) is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly-owned subsidiary of Royal Bank of Canada (“RBC”). Lance F. James and George Prince are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by RBC GAM (US). Mr. James is the lead portfolio manager of the Fund.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: Lance F. James
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	5	$362.4	0	$0
Other Pooled Investment Vehicles	8	$538.1	0	$0
Other Accounts	19	$565.2	1	$26.8

Portfolio Manager: George Prince
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	2	$132.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$21.9	0	$0

Potential Material Conflicts of Interest

The portfolio managers that RBC GAM (US) employs to manage the Managers Micro-Cap Fund’s portfolio may have responsibility for the day-to-day management of accounts other than the Managers Micro-Cap Fund. The portfolio managers are often responsible for managing multiple accounts for multiple clients with different investment mandates. The investment objectives, strategies, time horizons, tax considerations, and other investment considerations specific to a particular client account may differ from other accounts as well as those of the Managers Micro-Cap Fund.

The portfolio managers make investment decisions for each account, including the Managers Micro-Cap Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the portfolio managers may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, accounts may be managed in a similar fashion to other accounts or the relevant fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to other accounts, including the relevant fund. RBC GAM (US) typically assigns accounts with similar investment strategies and considerations to the same portfolio manager to mitigate the potentially conflicting investment strategies of accounts.

In addition to the potential conflicts between investment strategies, the side-by-side management of the Managers Micro-Cap Fund and other accounts with similar investment objectives, strategies, and investment holdings to that of the Managers Micro-Cap Fund may raise potential conflicts of interest. A conflict of interest may arise due to the interest held by RBC GAM (US) or one of its affiliates in an account and certain trading practices used by the portfolio manager of the Managers Micro-Cap Fund (for example, cross trades between the Managers Micro-Cap Fund and another account and allocation of aggregated trades). To address these potential conflicts of interests, RBC GAM (US) has developed policies and procedures reasonably designed to help mitigate conflicts, including trade allocation policies and personal trading policies. As professionals serving the public in asset management, RBC GAM (US)’s employees are guided in their actions by the firm’s Code of Ethics (includes requirements for the preclearance of covered securities transactions, a fourteen day blackout period and a sixty-day short swing trading rule) and the RBC Code of Conduct.

Portfolio Manager Compensation

RBC Global Asset Management Overall Compensation Philosophy

Compensation for members of the Micro-Cap Core team includes base salary, annual bonus, and eligibility for profit sharing. Salaries are calibrated by position and responsibilities, and geared to be competitive in the industry. The bonus structure aligns Micro-Cap Core professionals’ interests with those of its clients and the firm. Annual bonuses are calculated based on the team’s gross, pre-tax composite returns and information ratios (including those of the Fund) compared to peers for one-, three-, and five-year periods, with greater emphasis on the three- and five-year periods, as well as qualitative individual factors including contribution to the investment process and firm. The benchmark used to measure the Fund’s performance is the Russell Microcap Index. All Micro-Cap Core professionals are eligible to participate in a team profit sharing pool. Senior team members may also be selected to participate in a firm profit sharing pool that serves as a proxy for ownership in RBC GAM (US). In addition, all employees may invest in RBC GAM (US)’s ultimate parent, RBC, through its 401(k) program. Finally, all Micro-Cap Core professionals have signed employment agreements with RBC GAM (US) that include a mandatory three-year deferral of a portion of variable compensation.

Portfolio Managers’ Ownership of Fund Shares

Mr. James: None

Mr. Prince: None

Subadvisor: Next Century Growth Investors LLC (“Next Century”)

Thomas L. Press, Donald M. Longlet, Robert E. Scott, Peter M. Capouch, and Kaj Doerring are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Next Century. Thomas L. Press individually owns a controlling interest in Next Century.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: Thomas L. Press, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	2	$110.50	None	$0
Other Pooled Investment Vehicles	4	$148.70	None	$0
Other Accounts	65	$2,430.60	1	$261.50

Portfolio Manager: Donald M. Longlet, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	2	$110.50	None	$0
Other Pooled Investment Vehicles	4	$148.70	None	$0
Other Accounts	65	$2,430.60	1	$261.50

Portfolio Manager: Robert E. Scott, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	2	$110.50	None	$0
Other Pooled Investment Vehicles	4	$148.70	None	$0
Other Accounts	65	$2,430.60	1	$261.50

Portfolio Manager: Peter M. Capouch, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	2	$110.50	None	$0
Other Pooled Investment Vehicles	4	$148.70	None	$0
Other Accounts	65	$2,430.60	1	$261.50

Portfolio Manager: Kaj Doerring
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	2	$110.50	None	$0
Other Pooled Investment Vehicles	4	$148.70	None	$0
Other Accounts	65	$2,430.60	1	$261.50

Potential Material Conflicts of Interest

It is possible that from time to time potential conflicts of interest may arise between the Portfolio Managers’ management of the investments in the Fund, on the one hand, and the management of other accounts, on the other. Next Century does not believe any of these potential conflicts of interest pose significant risk to the Fund. Next Century believes that its compliance policies and procedures are appropriate to detect, prevent and eliminate many conflicts of interest between Next Century, its access persons (all employees and officers) and clients. However, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. It is possible that additional potential conflicts of interest may exist that Next Century has not identified in the summary below.

A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the Fund. Because of the Portfolio Managers’ positions with the Fund, a Portfolio Manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Portfolio Manager could use this information to the advantage of the other accounts he manages and to the possible detriment of the Fund. Next Century has adopted a Code of Ethics containing policies and procedures to ensure against this potential conflict.

Next Century believes it has adopted policies and procedures reasonably designed to allocate investment opportunities between the accounts it manages on a fair and equitable basis over time. Potential conflicts of interest may arise when allocating and/or aggregating trades. Next Century often aggregates into a single trade order many individual contemporaneous client trade orders in a single security. Next Century has in place policies and procedures to ensure such transactions will be allocated to all participating client accounts in a fair and equitable manner.

Portfolio Manager Compensation

The Portfolio Managers’ compensation is linked directly to the long-term success of the firm. Next Century compensates portfolio managers for their management of the Fund and other accounts managed by the firm. The Portfolio Managers are compensated with quarterly and monthly payments, which are dependent on the profitability of Next Century. Firm revenues are derived from investment management fees which are based on the market value of assets under management for all accounts, including the Fund. Next Century also offers a competitive benefit package including health care and a retirement plan.

Portfolio Managers’ Ownership of Fund Shares

Mr. Press: None

Mr. Longlet: None

Mr. Scott: None

Mr. Capouch: None

Mr. Doerring: None

Subadvisor: Lord, Abbett & Co. LLC (“Lord Abbett”)

F. Thomas O’Halloran and Anthony Hipple are the portfolio managers responsible for the day-to-day management of the portion of the Fund managed by Lord Abbett. Mr. O’Halloran heads the team, assisted by Mr. Hipple. Lord Abbett is 100% wholly owned by its partners.

Other Accounts Managed by the Portfolio Manager(s)

Managers Micro-Cap Fund

Portfolio Manager: F. Thomas O’Halloran III, J.D., CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	7	$2,783.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	17	$682.00	None	$0

Portfolio Manager: Anthony W. Hipple, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	2	$162.70	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	2	$171.40	None	$0

Potential Material Conflicts of Interest

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the investments of the Fund and the investments of the other accounts included in the tables above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A Portfolio Manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluations of Proprietary Research and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the Portfolio Managers’ management of the investments of the Fund and the investments of the other accounts referenced in the tables above.

Portfolio Manager Compensation

When used in this section, the term “fund” refers to the portion of the Managers Micro-Cap Fund managed by Lord Abbett, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a Lord Abbett portfolio manager. Each Lord Abbett portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Russell Microcap® Growth Index, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Portfolio Managers’ Ownership of Fund Shares

Mr. O’Halloran: None

Mr. Hipple: None

Subadvisor: WEDGE Capital Management L.L.P. (“WEDGE Capital”)

Gary Cotler Michael Gardner, and Monika LaRiche are the portfolio managers jointly and primarily responsible for the portion of each Fund managed by WEDGE Capital. WEDGE Capital is 100% wholly owned by its partners.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: Gary Cotler
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$42.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	238	$5,155.00	None	$0

Portfolio Manager: Michael Gardner
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$42.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	238	$5,155.00	None	$0

Portfolio Manager: Monika LaRiche, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$42.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	238	$5,155.00	None	$0

Potential Material Conflicts of Interest

During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE Capital will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE Capital is therefore, forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE Capital must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm’s conflict to obtain best execution of client transactions versus offsetting the cost of research or enhancing its relationship with a broker for potential future gain. And finally, WEDGE Capital must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts. To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE Capital or its employees, WEDGE Capital has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE Capital reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

Portfolio Manager Compensation

Incentive compensation plans have been structured to reward all professionals for their contribution to the overall growth and profitability of the firm. Compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a Portfolio Manager. General Partners, including Michael Gardner and Gary Cotler are compensated via a percentage of the firm’s net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals, including Monika LaRiche, receive a competitive salary and bonus based on the firm’s investment and business success and their specific contribution to that record.

Portfolio Managers’ Ownership of Fund Shares

Mr. Cotler: None

Mr. Gardner: None

Ms. LaRiche: None

MANAGERS REAL ESTATE SECURITIES FUND

Subadvisor: Urdang Securities Management, Inc. (“Urdang”)

Dean Frankel and Eric Rothman are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Dean Frankel is the lead portfolio manager of the Fund, supported by Eric Rothman. Urdang is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, the parent company of the Trust’s custodian.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: Dean Frankel, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$347.22	None	$0
Other Pooled Investment Vehicles	4	$324.92	None	$0
Other Accounts	25	$1,320.15	5	$297.84

Portfolio Manager: Eric Rothman, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	4	$347.22	None	$0
Other Pooled Investment Vehicles	4	$324.92	None	$0
Other Accounts	25	$1,320.15	5	$297.84

Potential Material Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund or other accounts.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest, that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Urdang or its employees, Urdang has implemented a series of policies including, but not limited to, its Code of Conduct, which addresses avoidance of conflicts of interest, Personal Security Trading Policy, which addresses personal security trading and requires the use of approved brokers, Trade Allocation/Aggregation Policy, which addresses fairness of trade allocation to client accounts, and the Proxy and Trade Error Policies which are designed to prevent and detect conflicts when they occur. Urdang reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Portfolio Manager Compensation

Urdang’s corporate compensation structure is comprised of three components: base pay, short-term incentive and deferred incentives. Individuals’ packages are designed with the appropriate component combinations to match specific positions.

•

Base pay: salary is competitive for all businesses across The Bank of New York Mellon’s businesses and geographies; base pay levels link pay with performance and reflect the market value of the position, individual performance and company business results.

•

Short term income plan: annual cash bonus plan that is based on individual performance, including individual contribution to meeting business unit goals, career development goals and adherence to corporate values.

•

Deferred compensation plan: a portion of each year’s annual discretionary bonus for senior members of the firm is deferred for three years. The funds are invested 50% in Urdang’s Global Real Estate Securities strategy and 50% in BNY Mellon stock.

In addition to Urdang’s corporate performance-based compensation, Urdang employees have either invested or been gifted interest in closed-end funds that invest in direct real estate including office, retail, industrial and multifamily properties. The Compensation of the portfolio managers is not directly tied to individual account performance or assets under management.

Portfolio Managers’ Ownership of Fund Shares

Mr. Frankel: None

Mr. Rothman: None

MANAGERS PIMCO BOND FUND

Subadvisor: Pacific Investment Management Company LLC (“PIMCO”)

William H. Gross is the portfolio manager primarily responsible for the day-to-day management of the Fund. PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Other Accounts Managed by the Portfolio Manager

Portfolio Manager: William H. Gross

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	42	$411,960.54	0	$0.00
Other Pooled Investment Vehicles	33	$50,707.64	7	$3,637.23
Other Accounts	67	$33,879.03	18	$8,699.11

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary – Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation – Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups. The benchmark for the Managers PIMCO Bond Fund is the Barclays U.S. Aggregate Index;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

•	A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Portfolio Manager’s Ownership of Fund Shares

Mr. Gross: None

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Subadvisor: Miller Tabak Asset Management, LLC (“Miller Tabak”)

Miller Tabak is controlled by Miller Tabak & Co., L.L.C. (“Miller Tabak Co.”) and Miller Tabak Co.’s managing member, Jeffco Management, LLC (“Jeffco”). Jeffco is equally owned by its members Jeffrey Steven Tabak and Jeffrey David Miller. Michael Pietronico is the portfolio manager primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: Michael Pietronico

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	823	$860.00	None	$0

Potential Material Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Moreover, Miller Tabak has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Miller Tabak’s internal controls in order to prevent such conflicts of interest from arising. These policies and procedures are contained in Miller Tabak’s Compliance Manual, a copy of which has been provided to the Investment Manager. The Compliance Manual includes a set of policies and procedures that are designed to assure that Miller Tabak complies with the requirements of the Investment Advisers Act of 1940, as amended, and generally requires both Miller Tabak and its employees to deal with all clients in a fair and equitable manner. On occasion, Miller Tabak, its principals, or employees may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Miller Tabak maintains a Code of Ethics that is designed to prevent conflicts that such individuals may have with client securities holdings and transactions.

Portfolio Manager Compensation

Mr. Pietronico’s compensation is comprised of a fixed base salary and he is additionally eligible to participate in a fixed percentage of Miller Tabak’s net revenues.

No compensation is considered or awarded based on the performance of any assets under management.

Portfolio Manager’s Ownership of Fund Shares

Mr. Pietronico: None

Proxy Voting Policy

Proxies for a Fund portfolio security are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors. A listing of the Subadvisors’ proxy voting policies and procedures is set forth in Appendix B to this SAI. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve month period ended June 30 is available: (i) without charge, by calling (800) 835-3879; and (ii) on the SEC’s Website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, MDI and the Subadvisors have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services; Distribution Arrangements

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the “Fund Administrator”) of certain of the Funds (please see discussion regarding Managers Frontier Small Cap Growth Fund below) and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemption, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for each Fund. For these services, a Fund is required to pay the Fund Administrator 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Fund Administrator.

The Investment Manager no longer provides administration and shareholder services to the Managers Frontier Small Cap Growth Fund pursuant to the Fund Administration Agreement and the Managers Frontier Small Cap Growth Fund no longer pays administrative fees to the Investment Manager pursuant to the Fund Administration Agreement. The Investment Manager provides administrative services pursuant to the Management Agreement discussed above with such services included in the investment management fee paid by the Managers Frontier Small Cap Growth Fund. Pursuant to a separate administration agreement between the Investment Manager and the Subadvisor to the Managers Frontier Small Cap Growth Fund, the Subadvisor reimburses the Investment Manager for the administrative services the Investment Manager provides to the Managers Frontier Small Cap Growth Fund.

Fees paid for administrative services by (i) the Funds (other than the Managers AMG TSCM Growth Equity Fund) for the fiscal years ended October 31, 2010, October 31, 2011, and October 31, 2012, and (ii) the Managers AMG TSCM Growth Equity Fund for the period from July 30, 2010 (the date the Fund commenced operations) through October 31, 2010 and the fiscal years ended October 31, 2011 and October 31, 2012, are as follows (net of applicable fee waivers and reimbursements, as described above):

Managers Frontier Small Cap Growth Fund1

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$15,166
October 31, 2011	N/A
October 31, 2012	N/A

Managers AMG TSCM Growth Equity Fund

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$688
October 31, 2011	$46,374
October 31, 2012	$60,916

Managers Micro-Cap Fund

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$329,820
October 31, 2011	$350,173
October 31, 2012	$361,981

Managers Real Estate Securities Fund

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$46,818
October 31, 2011	$103,256
October 31, 2012	$262,332

Managers PIMCO Bond Fund

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$2,545,653
October 31, 2011	$2,496,569
October 31, 2012	$2,637,343

Managers California Intermediate Tax-Free Fund

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$77,493
October 31, 2011	$68,658
October 31, 2012	$68,218

[1]	As of January 1, 2010, the Managers Frontier Small Cap Growth Fund is no longer paying fees under the Fund Administration Agreement.

Under a Distribution Agreement between the Trust and MDI, MDI serves as the principal distributor and underwriter for the Funds. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”). Shares of the Funds will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of each Fund’s Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to MDI shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed upon between MDI and the Investment Manager from time to time. MDI is not obligated to sell any specific amount of shares of the Funds.

The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Management Agreement. The Distribution Agreement continues in effect for two years from the date of its execution and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or MDI (as that term is defined in the 1940 Act).

For sales of Fund shares, MDI may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Fund. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and service plan described below or, in the case of such shares that are not subject to a Rule 12b-1 distribution and service plan, by MDI or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sales.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Rule 12b-1 Distribution and Service Plan. The Trust has adopted a distribution and service plan with respect to the Investor Class shares of each of the Managers Frontier Small Cap Growth Fund, the Managers AMG TSCM Growth Equity Fund, and the Managers Micro-Cap Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Investor Class shares of the Managers Micro-Cap Fund are currently not being offered, and there are no such shares currently outstanding. All shares and classes of the Funds are sold without a front end or contingent deferred sales load, and Service Class and Institutional Class shares of each of the Managers Frontier Small Cap Growth Fund, the Managers AMG TSCM Growth Equity Fund, and the Managers Micro-Cap Fund and the shares of each of Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund are not subject to the expenses of any Rule 12b-1 Plan.

Pursuant to the Plan, the Investor Class shares of each of the Managers Frontier Small Cap Growth Fund, the Managers AMG TSCM Growth Equity Fund and the Managers Micro-Cap Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI of up to 0.25% annually of the average daily net assets attributable to Investor Class shares of each of the Managers Frontier Small Cap Growth Fund, the Managers AMG TSCM Growth Equity Fund and the Managers Micro-Cap Fund.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Investor Class shares of each of the Managers Frontier Small Cap Growth Fund, the Managers AMG TSCM Growth Equity Fund and the Managers Micro-Cap Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, MDI provides to each of the Managers Frontier Small Cap Growth Fund, the Managers AMG TSCM Growth Equity Fund and the Managers Micro-Cap Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described therein. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described therein. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operations of the Plan or any agreement with any distributor, or by a vote of a majority of the outstanding voting securities of a Fund (as that term is defined in the 1940 Act).

The Investor Class shares of each of the Managers Frontier Small Cap Growth Fund and the Managers AMG TSCM Growth Equity Fund paid the following amounts under the Plan for the fiscal year ended October 31, 2012:

Managers Frontier Small Cap Growth Fund
Fiscal year ended October 31, 2012	$1,291

Managers AMG TSCM Growth Equity Fund
Fiscal year ended October 31, 2012	$8,009

Because Investor Class shares of the Managers Micro-Cap Fund are not currently being offered and there are no such shares currently outstanding, no payments for the Investor Class shares have been made under the Plan as of the date of this SAI.

Custodian

The Bank of New York Mellon, a subsidiary of the Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., PO Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), is the transfer agent for the Funds and the sub-transfer agent for the ManagersChoice® asset allocation program and also serves as the dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that each Subadvisor places all orders for the purchase and sale of securities that are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. The Funds may purchase and sell portfolio securities through brokers who provide the Subadvisors with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisors are not reduced by reason of their receipt of such brokerage and research services. Generally, a Subadvisor does not provide any services to a Fund except portfolio investment management and related record-keeping services. The Investment Manager may request that the Subadvisors employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

Brokerage fees paid by (i) the Funds (other than the Managers AMG TSCM Growth Equity Fund) for the fiscal years ended October 31, 2010, October 31, 2011, and October 31, 2012, and (ii) the Managers AMG TSCM Growth Equity Fund for the period from July 30, 2010 (the date the Fund commenced operations) through October 31, 2010 and the fiscal years ended October 31, 2011 and October 31, 2012, are as follows:

Managers Frontier Small Cap Growth Fund*

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$61,887
October 31, 2011	$154,012
October 31, 2012	$121,136

Managers AMG TSCM Growth Equity Fund**

Period/Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$1,624
October 31, 2011	$49,304
October 31, 2012	$44,083

Managers Micro-Cap Fund

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$496,468
October 31, 2011	$428,174
October 31, 2012	$418,328

Managers Real Estate Securities Fund***

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$60,808
October 31, 2011	$108,019
October 31, 2012	$192,475

Managers PIMCO Bond Fund

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$70,215
October 31, 2011	$45,280
October 31, 2012	$15,971

Managers California Intermediate Tax-Free Fund

Fiscal Year Ending	Fees Paid by the Fund
October 31, 2010	$0
October 31, 2011	$0
October 31, 2012	$0

*	The increase in the brokerage fees paid by the Managers Frontier Small Cap Growth Fund for the fiscal year ended October 31, 2012 from the fiscal year ended October 31, 2010 was the result of an increase in assets in the Fund.
**	The brokerage fees paid by the Managers AMG TSCM Growth Equity Fund for the fiscal year ended October 31, 2012 were based on a full year of operations for the Fund, which explains the increase from the brokerage fees paid by the Fund for the period ended October 31, 2010, which was a partial year of operations.
***	The increase in the brokerage fees paid by the Managers Real Estate Securities Fund for the fiscal year ended October 31, 2012 from the fiscal years ended October 31, 2011 and October 31, 2010 was the result of an increase in assets in the Fund.

Brokerage Recapture Arrangements

For certain Funds, the Trust has entered or may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by a Fund may be directed by that Fund to pay expenses of that Fund. Consistent with its policy and principal objective of seeking best price and execution, each Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each Fund. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisors.

Fund Ownership of Broker-Dealer Securities

During the fiscal year ended October 31, 2012, the Managers PIMCO Bond Fund acquired securities of its “regular broker-dealers” as such term is defined in Rule 10b-1 under the 1940 Act. As of October 31, 2012, the Fund held $18,256,384 worth of securities of Bank of America, $4,900,000 worth of securities of Barclays Capital Inc., $83,438,890 worth of securities of Citigroup, $5,142,497 worth of securities of Goldman Sachs & Co., $22,662,448 worth of securities of JPMorgan, $4,664,576 worth of securities of Merrill Lynch, $7,094,853 worth of securities of Morgan Stanley, $17,597,938 worth of securities of Royal Bank of Scotland, $813,349 worth of securities of Credit Suisse, and $182,700,000 worth of securities of TD Securities.

Affiliated Brokerage

Certain affiliates of The Bank of New York Mellon may be deemed to be affiliated persons of Managers Real Estate Securities Fund because of their affiliation with the Subadvisor to the Managers Real Estate Securities Fund. For the fiscal years ended October 31, 2011 and October 31, 2012, the Managers Real Estate Securities Fund paid brokerage commissions to such broker-dealer affiliates of $8,645.34, and $9,332.00, respectively. For the fiscal year ended October 31, 2012, 4.85% of the Managers Real Estate Securities Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended October 31, 2012, 2.75% of the Managers Real Estate Securities Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax exempt employee welfare, pension and profit sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for record-keeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York time at the address listed in the current Prospectus on any day that the NYSE is open for business will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar-days unless arrangements are made with the Investment Manager. However, during this 15 calendar-day period, such shareholder may exchange such shares into any series of the Trust, Managers AMG Funds, The Managers Funds or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to a Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. The Trust reserves the right to redeem shareholder accounts (after 60 days notice and the opportunity to reestablish the account balance) when the value of the Fund shares in the account falls below the following amounts due to redemptions: (i) $500 with respect to (a) Investor Class shares of the Managers Frontier Small Cap Growth Fund, the Managers AMG TSCM Growth Equity Fund, and the Managers Micro-Cap Fund, (b) Service Class shares of the Managers AMG TSCM Growth Equity Fund and the Managers Micro-Cap Fund, and (c) the shares of each of the Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund; (ii) $5,000 with respect to Service Class shares of the Managers Frontier Small Cap Growth Fund; (iii) $25,000 with respect to Institutional Class shares of the Managers AMG TSCM Growth Equity Fund and the Managers Micro-Cap Fund; or (iv) $50,000 with respect to Institutional Class shares of the Managers Frontier Small Cap Growth Fund. Investor Class shares of the Managers Micro-Cap Fund are not currently being offered, and there are no such shares currently outstanding. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar-days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in each Fund’s Prospectus, an investor may exchange shares of a Fund into shares of the same class of any of the other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers’ funds described above, an investor also may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”) (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in each Fund’s Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the redemption or exchange of Fund shares, the Funds or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Funds’ shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Net Asset Value

Each Fund or class computes its net asset value (“NAV”) once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of a Fund or class is equal to the value of the Fund’s or class’s net worth (assets minus liabilities) divided by the number of shares outstanding. Equity securities listed on a U.S. securities exchange (including ADRs and GDRs) are valued at the last quoted sale price on the exchange where such securities are principally traded as of the close of the exchange’s or such market’s regular trading hours on the valuation date, or, lacking any sales, at the last quoted bid price. Equity securities traded on NASDAQ or in a U.S. OTC market (including ADRs) are valued at the official closing price as of the close of the market’s regular trading hours on the valuation date, or, lacking any sales, on the basis of the last quoted bid price. Equity securities traded primarily on non-U.S. stock exchanges or in non-U.S. OTC markets are valued at each market’s official closing price if one is available and is representative of the overall market. Otherwise, equity securities traded primarily on non-U.S. stock exchanges or in non-U.S. OTC markets are valued on the basis of the last quoted sale price as of the close of the regular trading hours of the principal exchange or the OTC market on which the security is traded on the valuation date, or, lacking any sales, on the basis of the last quoted bid price. Debt obligations with maturities of sixty (60) days or less are valued at amortized cost. Debt obligations with maturities of more than 60 days are valued using the evaluated bid price or the mean between the evaluated bid and ask prices. Notwithstanding the foregoing, currencies, financial derivative instruments (including futures contracts on equity and fixed-income securities, security indexes and options on futures contracts securities and security indexes, swap contracts and exchange traded swaps) and IPOs will be valued in accordance with each Fund’s valuation procedures adopted from time to time. In the event that the market quotation for a portfolio instrument is not deemed to be readily available or if a Fund’s service providers believe the quotation to be unreliable pursuant to the Fund’s Market Value Procedures, the portfolio instrument is valued at fair value, as determined in good faith and pursuant to the Fund’s Fair Value Procedures established by the Trustees. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Funds, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in the Fund’s current Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Funds—in General

Each Fund has elected to be treated and intends to qualify and to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and be treated, the Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to a value not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of a Fund as a regulated investment company.

If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years) that it distributes to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below) on a timely basis.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for treatment as a regulated investment company for such year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions might be eligible for treatment as “qualified dividend income” (defined below) for individuals and for the dividends-received deduction for corporate shareholders. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31, if any) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, if any, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

Taxation of the Funds’ Investments

Certain Debt Securities: Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt securities that are acquired by the Fund, including all zero coupon debt securities, with a fixed maturity date of more than one year from the date of issue may be treated as having original issue discount (“OID”). OID generally can be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income required to be distributed to shareholders as described above, whether or not cash on the debt security is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest (as potentially reduced by any amortizable bond premium – see below).

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Such Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “Federal Income Taxation of Shareholders,” below) than they would in the absence of such transactions.

Securities Issued or Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the stated principal amount (or revised issue price) – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond (or the upward basis adjustment attributable to any OID) by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortizable premium.

Junk Bonds. If a Fund invests in high yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high yield discount obligation is a domestic corporation, dividend payments by the Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

REITs. Any investment by a Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income (see “Federal Income Taxation of Shareholders,” below).

A Fund may invest directly or indirectly (e.g., through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options, Futures and Foreign Currency Forward Contracts, Swaps and Other Derivatives. A Fund’s use of derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of a Fund’s distributions. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of each Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, credit default swaps, short sales, securities loan or similar transactions and foreign securities. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities, futures contracts and equity indices) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts are treated as ordinary in character (See “Foreign Currency Transactions” above). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. The tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the Funds may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders (see “Federal Income Taxation of Shareholders,” below). Similarly, any distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income purposes as a loan by the Fund, may not constitute an exempt-interest dividend to shareholders.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat the PFIC as a “qualified electing fund” (i.e. make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased those holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by a Fund for it to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections.

Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Investments in Other Investment Companies. If a Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a regulated investment company (each, an “investment company”), and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (described below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gains and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Taxable income that is retained by a Fund will be subject to tax at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend on or before January 31 of the following calendar year.

Distributions are taxable to shareholders in the same manner whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. A distribution may be taxable to the shareholder even though, from an investment standpoint, it may constitute a partial return of capital. In particular, an investor that purchases shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to this shareholder as ordinary income or capital gain.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. The Managers Real Estate Securities Fund, the Managers PIMCO Bond Fund and the Managers California Intermediate Tax-Free Fund do not expect a significant portion of their distributions to constitute qualified dividend income.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs or PFICs will not qualify for the corporate dividends-received deduction. In general, dividends paid by Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund will not be eligible for the dividends received deduction.

Managers California Intermediate Tax-Free Fund intends to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the Fund (“exempt-interest dividends”) for U.S. federal income tax purposes. A Fund is eligible to pay exempt-interest dividends for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. Managers California Intermediate Tax-Free Fund intends to satisfy this requirement. Fund distributions reported as exempt-interest dividends are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes. Distributions from Managers California Intermediate Tax-Free Fund generally will not be subject to California personal income tax (see “California Tax Considerations” below). It is expected that exempt-interest dividends paid by Managers California Intermediate Tax-Free Fund will not increase a shareholder’s liability for AMT.

Notwithstanding the foregoing, investors in Managers California Intermediate Tax-Free Fund should be aware that they may be subject to federal and/or state income tax with respect to some distributions from the Fund. Distributions of a Fund’s income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains, as described above. A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in Managers California Intermediate Tax-Free Fund may have on the U.S. federal taxation of such benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

If a shareholder of Managers California Intermediate Tax-Free Fund receives exempt-interest dividends with respect to a share of such Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt-interest dividends received by the shareholder with respect to such share.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders. A return of capital reduces a shareholder’s tax basis in Fund shares, with any amounts exceeding such basis treated as gain from the sale of such shares. To the extent a return of capital reduces a shareholder’s tax basis in Fund shares, the return of capital reduces any loss or increases any gain on the subsequent taxable disposition by a shareholder of those shares.

Sale, Exchange or Redemption of Shares. The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Other Taxation

Foreign Taxes. Income received by a Fund (or an investment company in which a Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. This will decrease a Fund’s yield on securities subject to such taxes. Each Fund generally does not expect to be able to pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by investment companies in which the Fund invests.

Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders. Income of a regulated investment company, such as a Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments (e.g., through REITs) in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October of 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Funds as an investment through such plans.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts. Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements. The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% on distributions to that shareholder; depending on the nature of the distribution, such withholding would begin as early as January 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

State and Local Taxes

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor any of the Funds is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which such Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Funds.

California Tax Considerations. It is the policy of the Managers California Intermediate Tax-Free Fund to meet all applicable requirements of the Code and the California Revenue and Taxation Code for shareholders to be relieved of the obligation to pay regular U.S. federal income tax and California personal income tax on amounts distributed to them which are derived from tax-exempt interest income. That is, the Managers California Intermediate Tax-Free Fund intends to (i) qualify each year for treatment as a regulated investment company under the Code, and (ii) have at the close of each quarter at least 50% of its total assets invested in tax-exempt bonds and U.S. government obligations, the interest on which is excluded from income for California personal income tax purposes (“California Tax-Exempt Bonds”).

Assuming the Managers California Intermediate Tax-Free Fund is able to meet the above conditions, California law generally provides that, to the extent distributions by the Fund are derived from interest on California Tax-Exempt Bonds and are timely and properly designated as exempt-interest dividends, such distributions shall be exempt from California personal income taxes. For California personal income tax purposes, distributions derived from other investments and distributions from any net realized capital gains will be taxable, whether paid in cash or reinvested in additional shares.

California has an alternative minimum tax (“California AMT”). However, the California AMT does not include interest from specified private activity bonds as an item of tax preference.

Under the Code, any portion of interest on indebtedness incurred or continued to purchase or carry shares of the Managers California Intermediate Tax-Free Fund which is deemed to be related to exempt-interest dividends (as determined for U.S. federal income tax purposes) will not be deductible. For California personal income tax purposes, interest on such indebtedness will be not deductible. Depending on the circumstances the IRS or California Franchise Tax Board may consider shares to have been purchased or carried with borrowed funds even though the shares are not directly traceable to the borrowed funds. Shareholders who are, within the meaning of Section 147 of the Code, “substantial users” (or “related persons” of substantial users) of facilities financed by industrial development bonds should consult their tax advisors as to whether the Managers California Intermediate Tax-Free Fund is a desirable investment.

Corporate shareholders should note that distributions will not be exempt from California corporate income or franchise tax.

The foregoing is a general summary of the California tax consequences of investing in the Managers California Intermediate Tax-Free Fund. From time to time legislation may be introduced or litigation may arise that would change the tax treatment of exempt-interest dividends. Such legislation or litigation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Investors should consult their tax advisers for the current law on exempt-interest dividends and with respect to any other specific questions as to California and other state or local taxes.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the ByLaws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a Fund or the Trust and that every note, bond, contract, certificate or undertaking made on behalf of the Fund or the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of a Fund.

The Declaration of Trust further provides that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of a Fund or the Trust, except if the liability arises from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties to such third persons. It also provides that all third persons shall look solely to the property of a Fund for any satisfaction of claims arising in connection with the affairs of the Fund. The Trust’s Declaration of Trust also provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of a Fund, except against any liability arising out of such Trustee or officer’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of three classes of shares of each of the Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund and Managers Micro-Cap Fund – the Investor Class, Service Class and Institutional Class shares. Each of the Managers Real Estate Securities Fund, Managers PIMCO Bond Fund and Managers California Intermediate Tax-Free Fund currently do not offer multiple share classes.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in a Fund or assets of another series, if applicable. Each share of a Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of each Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in each Fund’s Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of a Fund (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Trust’s Declaration of Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in investment policies of any such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and each Fund’s Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in the SAI and each Fund’s Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in each Fund’s Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or MDI. Each Fund’s Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended October 31, 2012 and the related Notes to the Financial Statements for the Funds, as well as the Reports of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, from each Fund’s Annual Report for the fiscal year ended October 31, 2012 are incorporated by reference into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. The Funds’ Annual and Semi-Annual Reports are available without charge by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com or on the SEC’s Website at www.sec.gov.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S INVESTORS SERVICE

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadvisor to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Short-Term Obligation Ratings

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating): A SPUR rating is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal short-term note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

i: This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of ‘AAApNRi’ indicating that the principal portion is rated ’AAA’ and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of ‘AAApNRi’ indicating that the principal portion is rated ’AAA’ and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U.S. government securities pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings: Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

APPENDIX B

SUMMARY OF SUBADVISORS’ PROXY VOTING POLICIES

Managers PIMCO Bond Fund

Pacific Investment Management Company LLC (“PIMCO”)

A copy of PIMCO’s proxy voting policies is attached as Appendix C.

Managers Frontier Small Cap Growth Fund

Frontier Capital Management Co., LLC (“Frontier”)

A copy of Frontier’s proxy voting policies is attached as Appendix D.

Managers Micro-Cap Fund

Next Century Growth Investors LLC (“Next Century”)

A copy of Next Century’s proxy voting policies is attached as Appendix E.

Lord, Abbett & Co. LLC (“Lord Abbett”)

A copy of Lord Abbett’s proxy voting policies is attached as Appendix F.

WEDGE Capital Management L.L.P. (“WEDGE Capital”)

A copy of WEDGE Capital’s proxy voting policies is attached as Appendix G.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”)

A copy of RBC GAM (US)’s proxy voting guidelines is attached as Appendix H.

Managers Real Estate Securities Fund

Urdang Securities Management, Inc. (“Urdang”)

Urdang relies on Institutional Shareholder Service (“ISS”), a subsidiary of MSCI, to provide proxy research, reporting and voting of proxies. A summary of the ISS 2013 U.S. Proxy Voting Concise Guidelines used to vote Fund proxies is attached as Appendix I.

Managers California Intermediate Tax-Free Fund

Miller Tabak Asset Management, LLC (“Miller Tabak”)

A copy of Miller Tabak’s proxy voting policies is attached as Appendix J.

Managers AMG TSCM Growth Equity Fund

TimesSquare Capital Management, LLC (“TimesSquare”)

A copy of TimesSquare’s proxy voting policies is attached as Appendix K.

B-1

APPENDIX C

Pacific Investment Management Company LLC

PROXY VOTING POLICY AND GUIDELINES

[PIMCO]

Proxy Voting Policy & Procedures Summary

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Effective Date: October 2010

Revised Date: October 2012

A company of Allianz

APPENDIX D

Frontier Capital Management Co., LLC

PROXY VOTING POLICY AND GUIDELINES

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING STATEMENT AND GUIDELINES

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with a third party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these policies and procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve the vendor’s proxy voting policies as well as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients. Any changes to the vendor’s voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account Set-Up

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Account Update

On a periodic basis, the agent for the proxy voting process will provide Frontier with a list of Frontier clients for which the agent is voting. This is designed to ensure that the agent is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and the agent’s records.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight

Proxy Vendor

On a periodic basis, Frontier will verify with the proxy vendor that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.

Proxy Agent

On a periodic basis, Frontier will verify with the proxy agent that it has voted proxies for accounts for which Frontier delegated voting to the proxy agent.

Votes Cast Other than According to the Proxy Vendor’s Pre -Determined Policies

Frontier’s CCO, who is also the General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s predetermined policies are accurate and complete.

Client Disclosure

Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.

Upon a client’s request, the proxy agent will provide Frontier with the following information:

1.	The name of the issuer of the portfolio security

2.	The ticker symbol of the security

3.	The CUSIP of the security

4.	The shareholder meeting date

5.	A description of the matter voted on

6.	Whether the matter was proposed by the issuer or by a security holder

7.	Whether the account voted on the matter

8.	How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.	Whether the vote that was cast was for or against management’s recommendation.

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):

1.	Frontier’s proxy voting policies and procedures and the proxy voting guidelines.

2.	Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement.

3.	Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast.

4.	A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.	A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

APPENDIX E

Next Century Growth Investors LLC

PROXY VOTING POLICY AND GUIDELINES

PROXY VOTING POLICIES AND

PROCEDURES

Next Century Growth Investors, LLC

I.	Introduction

Next Century Growth Investors, LLC (“NCG”) is an investment advisor registered under the Investment Advisers Act of 1940. Set forth below is the Advisor’s policy on voting shares owned by advisory clients (note: these policies may be revised from time to time).

II.	Process

NCG has an inependent third party service provider to analyze proxy issues and recommend how to vote, and to provide assitance in the administration of the proxy process, including maintaining complete proxy voting records. While N CG takes into consideration the information and recommendations of the proxy service provider, NCG votes any proxy prudently and sollely in the best long-term economic interest of advisory clients and their beneficiaries.

III.	The Proxy Committee

The members of the Proxy Committee are set forth in Exhibit A. The Proxy Committee has authorized this Statement of Proxy Voting Policies (the “Statement”). The Proxy Committee meets as needed to administer, revise and update the Statement as new issues arise. In addition, the Proxy Committee meets when necessary to discuss and determine the votes for issues that do not fall into one of the categories defined herein, applying the general principle noted above. For issues that do not fall within predetermined voting guidelines, the Proxy Committee or its delegates may consult with the Portfolio Manager (or a member of the Portfolio Manager’s investment team) of the account holding the relevant security to determine how to cast the vote.

IV.	ERISA Fiduciary Duties and Proxy Voting

The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). Accordingly, those who vote such proxies are subject to ERISA’s fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Proxy Voting Policies satisfy ERISA’s fiduciary duty requirements generally and, in particular, the Department of Labor’s 1994 interpretive bulletin discussing ERISA’s fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR §2509.94-2).

V.	Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clents. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Routine Corporate Administrative Items

Philosophy: The Advisor generally is willing to vote with management on matters of a routine administrative nature. We feel management should be allowed to make those decisions that are essential to the ongoing operation of the company and which are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally vote with management’s recommendation include:

1.	appointment or election of auditors;

2.	routine election or re-election of unopposed directors;

4.	issuance of additional shares for a stock split, to cover an acquisition, or new financing (a takeover defense will be analyzed on a case by case basis)

5.	name changes

6.	time and location of the annual meeting

B.	Compensation and Benefits

Philosophy: Due to recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officer and other employees. NCG believes that because a company has exclusive knowledge of material information not available to shareholder regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we believe a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations.

1.	Incentive plans, restricted stock plans and bonus plans

2.	Executive pay limits

3.	Employee stock purchase or ownership plans;

4.	Say on pay

C.	Special Interest Issues

Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, we believe that the burden of social responsibility rests with management. Because our primary responsibility in voting proxies is to provide for the greatest long-term shareholder value, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders. Accordingly, we will vote with management’s recommendation on issues such as:

1.	restrictions on military contracting,

2.	restrictions on the marketing of controversial products,

3.	restrictions on corporate political activities,

4.	restrictions on charitable contributions,

5.	restrictions on doing business with foreign countries,

6.	a general policy regarding human rights,

7.	a general policy regarding employment practices,

8.	a general policy regarding animal rights,

9.	a general policy regarding nuclear power plants

D.	Issues Having the Potential for Major Economic Impact

Philosophy: NCG is not willing to vote with management on proposals that have the potential for major economic impact on the company and the long-term value of its shares. NCG believes the company should carefully analyze these issues. The following are examples of the issues that we believe have the potential for major economic impact on shareholder value:

1.	Prevention of Greenmail

2.	Cumulative Voting of Directors

3.	Super-Majority Provisions

4.	Fair Price Provisions

5.	Defensive Strategies

6.	Business Combinations or Restructuring

VI.	Proxy Voting For Securities Involved In Securities Lending

The Advisor cannot vote securities that are on loan with a third party borrower when the record date occurs.

VII.	Resolving Material Conflicts of Interest

NCG may address material conflicts between the Advisor’s interest and those of its advisory clients by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting; (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter presented to clients involved little discretion on the part of the Advisors; or (3) utilizing the recommendations of an independent third party.

Presently, material conflicts of interest are minimized by a) using pre-determined voting guidelines, b) using the recommendations of an independent third party, and c) referring conflicts of interest to the Proxy Committee for decision.

VIII.	Proxy Voting Record Retention

NCG retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ request for proxy voting information; and (5) any documents prepared by or on behalf of the Advisor that were material in making the decision on how to vote.

Instead of keeping its own files, the Advisor may rely on proxy statements filed on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system. Also, the Advisor may rely on a third party for retention of proxy statements and records of votes cast.

The Advisor retains the above-mentioned records for a minimum of five years.

IX.	Disclosure of Proxy Voting Policy and Procedures and Voting Records

Investment Adviser Proxy Voting Disclosure Rules

The Advisor is required to disclose to clients how they can obtain information from the Advisor regarding how the clients’ securities were voted. In addition, the Advisor is required to provide clients with a copy of the Proxy Voting Policies and Procedures upon request.

EXHIBIT A

The Proxy Committee consists of the following members or their delegates:

•	Peter M. Capouch, Portfolio Manager

•	Kelly McNulty, Vice President (Voting Delegate)

Revised 03/08

APPENDIX F

Lord, Abbett & Co. LLC

PROXY VOTING POLICY AND GUIDELINES

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Domestic Equity Research, Chief Administrative Officer for the Investment Department, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented the following three-pronged approach to the proxy voting process:

•	In cases where we deem any client’s position in a company to be material,2 the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•	In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

1	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.
2	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ (continued from page 1) positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

•	Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

•

Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees3 and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Funds’ Proxy Committees regarding the company.

•	Lord Abbett also has implemented special voting measures with respect to companies that have a significant business relationship with Lord Abbett (including any subsidiaries of such companies). For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

3	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Auditors—Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors -

1.	Election of directors—The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting—Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.	Board classification—A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.

Independent board and committee members—An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.	Independent board chairman—Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits -

1.	General—In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.	Incentive compensation plans—An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.

Say on pay—“Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.	Pay for performance—“Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions—A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies—Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits—Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits—Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans—Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters -

1.	Charter amendments—A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.	Changes to capital structure—A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation—We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.	Mergers, acquisitions, and restructurings—A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights -

1.	Proxy access—Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees . Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett generally votes with management on proposals that seek to allow proxy access.

2.

Shareholder rights plans—Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions—A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions—An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions—A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings—Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements—A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting—Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting—In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.	Reimbursing proxy solicitation expenses—Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.	Transacting other business—Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.	Social, Political, and Environmental Issues—Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking—Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: September 13, 2012

APPENDIX G

WEDGE Capital Management L.L.P.

PROXY VOTING POLICY AND GUIDELINES

WEDGE Capital Management L.L.P.

Proxy Policy

Revised: March 2011

WEDGE Capital Management L.L.P. (“WEDGE”) established this policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor. This policy applies to accounts in which WEDGE has voting authority. WEDGE’s authority to vote client proxies is established by an advisory contract or a comparable document.

Voting Guidelines

Traditional Products (SCP, MCP, LCP)

The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security. If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting. Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE casts votes in the best economic interest of shareholders. Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis. Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co., LLC (“Glass Lewis”). (Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.) If an analyst chooses to vote against management’s recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Votes should be cast either “For” or “Against.” In very limited instances an abstention may be appropriate; in which case, the analyst should document why he or she abstained. This will be documented in the vote management software by the proxy department.

Quantitative Products (MIC, QVM: Large Cap, QVM: Small-Mid)

WEDGE will generally vote securities held in products that are quantitative in nature in accordance with the Glass Lewis recommended vote. In instances where Glass Lewis votes against the management recommended vote, a reason must be recorded in the vote management software.

For securities that meet certain criteria, the analyst responsible for that product must vote the security. Generally, the criteria for these select securities are:

•	WEDGE clients hold greater than 1% of the outstanding shares of the security, OR

•	the position size of the security in the portfolio is greater than 1.5%.

Conflicts of Interest

All conflicts of interest are to be resolved in the best interest of our clients.

To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.

All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards. Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:

1.	An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.

2.	An analyst has a personal relationship with someone (e.g. a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.

3.	The company in question is a client or prospective client of the firm.

If any of the three criteria listed above is met, or if the analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (PCIF—Attachment A). The PCIF identifies the potential conflict of interest and is used to document the review of the vote.

For items 1 & 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest. If the consulting analyst disagrees with the voting analyst’s vote recommendation, a Management Committee member must be consulted. For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote. The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.

Due to the importance placed on Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest. The independence of Glass Lewis will be reviewed during each audit of the proxy process.

Proxy Voting Records

As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:

•	The Proxy Policy

•	Record of each vote cast on behalf of WEDGE’s clients

•	Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs

•	Each written client request for proxy voting records and WEDGE’s written response to any written or oral client request

Policy Disclosure

On an annual basis, WEDGE will send Form ADV Part II to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted. Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at the address below.

Attention: Proxy Request

WEDGE Capital Management L.L.P.

301 S. College Street, Suite 2920

Charlotte, NC 28202-6002

Via E-mail: proxy@wedgecapital.com

Review Procedures

Periodically, WEDGE will review proxy voting for compliance with this policy and determine if revisions to the policy are necessary.

APPENDIX H

RBC Global Asset Management (U.S.) Inc.

PROXY VOTING POLICY AND GUIDELINES

RBC Global Asset Management (U.S.) Inc.

Policies and Procedures with Respect to the Voting of Proxies

General

These policies and procedures describe the manner in which RBC Global Asset Management (U.S.) Inc. (“Adviser”) discharges its obligations to clients with respect to the voting of clients’ proxies.

These policies and procedures have been designed to ensure that the Adviser:

(a)	is acting with the appropriate level of care, skill, prudence and diligence; and

(b)	votes the proxies of its clients solely in their long-term best interests or, in the case of ERISA plans and public pension plans, in the long-term interests of their participants and beneficiaries and for the exclusive purpose of providing benefits to them.

Responsibility to Vote Proxies

RBC Funds

Although the Adviser acts as investment adviser to the RBC Funds (the “Funds”), it has not been granted discretion with respect to the voting of proxies on behalf of the Funds. The RBC Funds Trust has adopted separate proxy voting policies, subject to oversight by the Funds’ Board of Trustees. Accordingly, the Adviser does not vote proxies on behalf of the Funds, nor does it oversee voting of the Funds.

Institutional Accounts

General

In instances where the Adviser has been granted full discretion over the client’s assets, the Adviser votes proxies on behalf of the client unless the client has specifically instructed the Adviser not to do so, has reserved voting authority for itself or has delegated voting authority to a third-party.

ERISA Accounts

The Adviser recognizes that, as an investment manager appointed to manage the accounts of ERISA plans, the United States Department of Labor takes the position that the Adviser has an obligation to vote proxies where (a) the client has specifically directed it to do so or (b) the client has not specifically directed it to do so, but also has not specifically precluded it from doing so.

Accordingly, ERISA accounts that wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager or proxy voting service must either indicate in their investment management agreement or investment policy statement that the Adviser is not responsible for voting proxies or otherwise indicate in writing to the Adviser that it is precluded from voting proxies.

Engagement of Proxy Research and Voting Services

Taft-Hartley Advisory Service

The Adviser has engaged Taft-Hartley Advisory Service of ISS, an MCSI brand (“T-HAS”) as its primary proxy research and voting service. T-HAS’ analysis of proxy issues and the matters it takes into consideration in making voting recommendations are consistent with the Adviser’s belief that proxies should be voted in shareholders’ long-term interests. The Adviser has instructed T-HAS to execute all proxies in accordance with its recommendation unless instructed otherwise by the Adviser.

The Adviser has satisfied itself that T-HAS has implemented adequate policies and procedures, including information barriers, to ensure that its staff involved in the preparation of proxy research and recommendations are independent of the clients for whom its sister division, ISS Corporate Services, Inc. (ICS), a subsidiary of MSCI, provides corporate governance advice and services to corporate issuers. Because of these measures, ISS can make recommendations for voting proxies in an impartial manner and in the best interests of the Adviser’s clients.

The engagement of T-HAS is not intended to be a delegation of the Adviser’s proxy voting responsibilities and does not relieve the Adviser of its fiduciary obligations to clients with respect to the voting of proxies. Accordingly, the Adviser retains the right to vote clients’ proxies in a manner that is different from what T-HAS recommends, where the Adviser believes that to do so would be in the client’s best interests and is not contrary to the terms of the investment management agreement.

Other Proxy Voting Services

For its global resources strategy, Adviser engages a customized proxy research and voting service through ISS.

Proxy Committee

The Adviser’s Proxy Committee (the “Committee”) includes the Director of Equities-U.S, appointed Committee Chairperson, the Chief Compliance Officer, the head of each equity team, the Proxy Administrator and Alternate Proxy Administrator and such other Adviser staff involved in the proxy voting process, as the other members of the Committee deem necessary or desirable. A Committee Chairperson will be appointed to ensure that the Committee meets on an as needed basis and to provide oversight and supervision of the proxy voting process. The Committee shall meet at least annually and minutes of the meetings shall be recorded.

The Proxy Committee is responsible for establishing, monitoring, and reviewing the Adviser’s policies and guidelines with respect proxy voting, but does not generally consider the manner in which specific proxies are or have been voted. The Proxy Committee shall consider the Adviser’s fiduciary responsibility to all clients when addressing proxy issues.

Oversight of Proxy Research and Voting Services

The Proxy Committee will review the proxy voting policies and guidelines of ISS at least annually in order to satisfy itself that those guidelines and policies continue to reflect what the Adviser believes to be in the best interests of its clients and are consistent with the Adviser’s proxy voting guidelines. The Proxy Committee will also conduct an annual review of ISS’s specific voting recommendations for the previous year in order to satisfy itself that the recommendations are consistent with ISS’s written policies and guidelines.

The Chairperson, Proxy Administrator and the Chief Compliance Officer (or any other members of the Committee) will conduct an annual review of ISS’s policies regarding the management of ISS conflicts of interest, which may include a meeting or telephone interview with appropriate staff of ISS. The results of this review will be recorded and presented to the other members of the Committee.

Although the Adviser will normally accept ISS’s recommendations and vote clients’ proxies without any additional review or analysis, the Proxy Committee may, from time to time, direct that ISS’s recommendations with respect to particular types of proxy issues be reviewed on a case-by-case basis (a “Reviewable Issue”) by one or more of its members prior to submitting the Adviser’s voting instructions. The results of any such review will be recorded and presented to the Committee.

No Oversight of other Proxy Voting Services

The Adviser does not conduct reviews of the proxy voting policies and guidelines of any other proxy voting service.

Disclosure

The Adviser’s Part 2A of its Form ADV summarizes these proxy voting policies and procedures and provides contact information for obtaining copies of them.

Upon request, the Adviser will disclose to its clients how their proxies have been voted. All requests for information will be documented in SatuitCRM.

The Adviser provides each ERISA client for which it votes proxies a summary of the client’s proxy votes at least annually.

Procedural Issues

T-HAS

Setting an Account up for Voting

Upon entering into an agreement with a new client, the Adviser will determine whether proxy-voting services are requested by the client. The information is then recorded and a letter of instruction sent to the custodian to alert them of the address to send any paper ballots received on the client’s behalf. A copy of the same letter is then sent to T-HAS (or the proxy service selected by the client) for set-up on their systems.

Receipt of Meeting Notices

The Adviser relies on T-HAS’s voting agent services to notify it of upcoming shareholder meetings of companies whose shares are held in the Adviser client accounts. The Adviser uses this service for all client accounts, regardless of whether the account’s securities are voted in reliance on T-HAS

T-HAS’s voting agent service tracks and reconciles the Adviser client holdings against incoming proxy ballots. If ballots do not arrive on time, T-HAS will obtain them from the appropriate custodian or proxy distribution agent.

T-HAS maintains a web-based application, through which it updates meeting and record date information daily. T-HAS also maintains copies of all proxy statements.

Vote Execution

The Proxy Committee will identify an employee of the Adviser to act as Proxy Administrator. The Proxy Committee will also identify an employee of the Adviser to act as the alternate Proxy Administrator.

The Proxy Administrator is responsible for ensuring that the Adviser receives and submits proxy ballots on behalf of all clients by reviewing periodic reports provided by T-HAS.

If a Reviewable Issue has been identified by the portfolio manager, the Proxy Administrator will obtain a copy of T-HAS’s detailed research and provide it to the portfolio manager for their consideration, together with an indication of the date and time by which they must reply to the Proxy Administrator if they wish to vote differently than recommended by T-HAS. Should the relevant portfolio manager wish to vote differently than recommended by T-HAS, such difference should be noted and a request for a change to the expected vote sent to the Proxy Administrator. The Proxy Administrator should then inform the rest of the Committee of the request by e-mail. No meeting of the committee shall normally be necessary. Should any member of the committee object to the request, such objection should be made to the Chairperson who will determine whether a meeting is necessary. If the portfolio manager does not provide the Proxy Administrator with alternative voting instructions by the date indicated, the Proxy Administrator will submit voting instructions consistent with T-HAS’s recommendations.

Recordkeeping

The Proxy Administrator, in concert with T-HAS will ensure that all voting records, research analysis, client requests and other information shall be maintained in accordance with applicable books and records rules and regulations and in a manner that enables the Adviser to satisfy client requests for information under Rule 206(4)-6 under the Investment Advisers Act and under applicable ERISA provisions.

Customized Procedures for Global Resources

For its global resources strategy, Adviser engages a customized proxy research and voting service through ISS. Refer to Appendix A for specific procedures regarding proxy voting guidelines with respect to the Global Resources strategy.

Appendix A; RBC Global Asset Management Inc. Proxy Voting Guidelines

Business Owner

Proxy Administrator Proxy Chairperson

Annual Review

At least annually, these policies and procedures will be reviewed for accuracy, and updated as needed.

Approval Dates

Approved by the Operating Committee on July 1, 2005

Approved by the Operating Committee on December 16, 2009

Approved by the Proxy Committee on August 5, 2011

Amended and approved by the Proxy Committee on March 30, 2012

Approved by the Operating Committee on April 11, 2012

APPENDIX I

Urdang Securities Management, Inc.

PROXY VOTING POLICY AND GUIDELINES

PROXY VOTING

Recognizing the importance of informed and responsible proxy voting, USM relies on Institutional Shareholder Services (“ISS”), to provide proxy research, reporting, and voting of proxies. Urdang subscribes to the ISS general proxy policy plan. Individual clients may elect to subscribe separately to a specific (for example Taft-Hartley) or custom policy plan and still elect USM to oversee the voting process. For clients subscribing to a specific or custom policy will do so at their own expense and/or must be specified in the investment advisory contract. Additionally, Urdang will not change any proxy voting decisions recommended by ISS for these specific or custom policies without written client approval.

Urdang’s proxy voting policies and procedures are intended to give precedence to its clients’ best interests. Based on ISS’s research and guidance, generally all proposals assessed to positively impact shareholders will be voted by ISS in favor of and proposals that would appear to have adverse impact on shareholders will be voted against. In most cases USM will not override ISS recommendations and voting, but reserves the right to change that vote when an Urdang Portfolio Manager disagrees with an ISS recommendation and feels it is in the best interest of all clients to change the proxy vote.

In certain instances a conflict of interest may arise when USM votes a proxy. For example, USM, or one of its affiliates, may manage an issuer’s retirement plan or an employee of USM may have a business relationship that may affect how Urdang votes a proxy. Urdang believes that by engaging ISS, its adherence to these policies and procedures ensures that proxies will be voted in the best interest of the clients.

In situations where Urdang perceives a material conflict of the interest, the conflict is reported to the Chief Compliance Officer. It is expected that USM will abstain from making a vote decision and allow ISS to vote to mitigate the material conflict of interest.

2013 U.S. Proxy Voting Concise Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS.

www.issgovernance.com

ISS’ 2013 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2013 proxy voting guidelines can be found at

http://www.issgovernance.com/files/2013ISSUSSummarvGuidelines.pdf

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

▶▶▶▶▶

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

1. Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees,2 who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e., whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

•

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight,3 or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

3	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

2. Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act4 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

4	Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Action taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

4.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY¬CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.6

5	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
6	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

▶▶▶▶▶

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

▶▶▶▶▶

Proxy Contests—Voting for Director Nominees in Contested Election

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

▶▶▶ ▶▶

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered7 right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

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CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

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7	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

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Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group8 Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median.

8	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

2.	Absolute Alignment — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•	The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

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Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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APPENDIX J

Miller Tabak Asset Management, LLC

PROXY VOTING POLICY AND GUIDELINES

J-1

Voting and Tendering Shares; Proxy Voting Policy

Excerpt From:

MT ASSET MANAGEMENT, LLC

POLICIES AND PROCEDURES MANUAL

June 2008

V. ACCOUNT MANAGEMENT

G. Voting and Tendering Shares; Proxy Voting Policy

When the custodian of a client account notifies the Firm that it has received a proxy solicitation, or a tender or exchange offer, with respect to a security in the client’s portfolio, the manager for the account shall vote or determine whether to tender the shares, respectively, all in accordance with the terms of the client’s investment advisory contract. In such instances, the Firm will act in accordance with its fiduciary duties and with its client’s best interests in mind. The standard forms of Investment Management Agreement authorize the Firm to vote or tender shares on behalf of the client.

The Firm has adopted the following policies concerning proxies voted by the Firm on behalf of each investment advisory client who delegates voting authority to the Firm. The Firm believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Firm is committed to voting corporate proxies in the manner that it reasonably believes serves the best interest of its clients. The quality and depth of management is a primary factor that the Firm considers when investing in a company. As a result, the Firm gives substantial weight to the recommendation of management in proxy matters. However, the Firm will consider each proxy proposal on its merits, and will not follow management recommendations if the Firm reasonably believes those recommendations are not in the best interest of its clients. For example, the Firm generally does not vote in favor of proposals to raise barriers to shareholder action, create or increase poison pill provisions, create separate classes of stock with disparate voting rights or elect auditors if there is a question as to the auditors’ independence. Because the Firm considers each proxy proposal and the related corporate circumstances independently, it may vote differently with respect to similar proposals for different companies. The Firm recognizes that under certain circumstances it may have a material conflict of interest in voting proxies on behalf of its clients. Such circumstances may include situations where the Firm, its officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. In the event of a material conflict of interest, an independent third party proxy service provider will be engaged by the Firm to obtain a vote recommendation. The Firm will adopt the vote recommendation of the third party proxy service provider if the Firm reasonably believes that recommendation appears to be in the best interest or its clients. For each proxy, the Firm maintains all related records as required by applicable law.

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APPENDIX K

TimesSquare Capital Management, LLC

PROXY VOTING POLICY AND GUIDELINES

K-1

Proxy Voting Policies and Procedures

1.	Compliance identifies those Clients for which TimesSquare has been instructed to vote proxies. Each client typically identifies in their investment management contract whether they would like to retain proxy voting authority or delegate that authority to TimesSquare. However, if requested, TimesSquare will also honor a client’s written direction on voting proxies. As described below, TimesSquare has developed pre-determined proxy voting guidelines that are executed by an independent, third party proxy voting service. Certain clients direct TimesSquare to vote proxies using pre-determined guidelines provided by organizations such as the AFL-CIO. TimesSquare coordinates the use of such guidelines with its third party proxy voting service.

2.	TimesSquare has a Proxy Voting Committee, which meets at least annually to review and consider the third party voting services performance and review potential changes to TimesSquare’s own policies. The Committee also meets on an as needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee’s review. The Committee will also periodically review a list of clients for which TimesSquare is not responsible to vote. The Proxy Voting Committee is comprised of the Chief Executive Officer, the SVP of Operations, and the Chief Compliance Officer.

3.	As noted above, TimesSquare has developed pre-determined proxy voting guidelines that are executed by an independent, third party proxy voting service. The pre-determined guidelines are developed through consultation with the key proxy voting decision makers, that is, equity analysts and portfolio managers, and are reviewed and approved annually by the Proxy Voting Committee.

To address potential material conflicts of interest between the interests of TimesSquare and its affiliates and the interests of TimesSquare’s clients, TimesSquare adheres to pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee. The Guidelines are available from the Chief Compliance Officer.

4.	Proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies’ directors, management, and employees.

5.	Compliance is responsible for ensuring that all proxy ballots are voted, and are voted in accordance with policies and procedures described in this policy. The mechanics, administration and record keeping of proxy voting are handled by an independent, third party proxy voting service. All proxy materials are directed to an independent, third party proxy voting service by the portfolios’ custodians. The independent, third party proxy voting service votes proxies in accordance with voting guidelines and instructions provided or used by TimesSquare; reconciles all ballots held on record date to shares voted; and maintains records of, and upon request provides quarterly reports on, how each portfolio has voted its proxies.

6.	TimesSquare will make reasonable efforts to vote client proxies in accordance with the Proxy Voting Committee’s recommendation. TimesSquare will generally decline to vote a proxy if voting the proxy would cause a restriction to be placed on TimesSquare’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, TimesSquare may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

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7.	Using voting guidelines provided by TimesSquare, the independent, third party proxy voting service alerts Compliance of proxy ballot issues that are considered on a case-by-case basis. After consulting with equity analysts and portfolio managers, Compliance presents voting recommendations on such ballots to the Proxy Voting Committee, which reviews and approves/disapproves recommendations.

8.	Compliance is responsible for reporting exceptions and/or non-routine or new matters to the Proxy Voting Committee. Compliance also provides the Committee with reports that provide an overview of voting results.

9.	In the case of sub-advised accounts, TimesSquare shall, unless otherwise directed by the account, be responsible for voting proxies.

10.	Oversight

On a periodic basis, TimesSquare monitors the third party voting service to ensure that it continues to vote according to its guidelines and continues to monitor for any potential material conflicts of interest. TimesSquare will also periodically verify that the third party voting service is voting for those clients for which TimesSquare has communicated to the third party voting service that it has voting authority.

TimesSquare will also periodically conduct due diligence over the third party voting service’s operations, including evaluating any relationship the third party voting service has with issuers, reviewing the third party voting service’s conflict resolution procedures and otherwise reviewing it’s practices to ensure the integrity of the Proxy Voting process, and to ensure that TimesSquare has a thorough understanding of the third party voting service’s business.

On a periodic basis, TimesSquare will confirm that clients’ custodians are timely alerting the third party voting service when accounts are set up at the custodian for the third party voting service to begin voting TimesSquare’s clients’ securities and that they are forwarding all proxy material’s pertaining to the client’s portfolios to the third party voting service for execution.

11.	Clients may obtain information about how TimesSquare voted proxies for securities held in their account(s) by contacting TimesSquare.

12.	Upon request, TimesSquare will provide its clients with a description of TimesSquare’s proxy voting policy and procedures. In addition, TimesSquare also discloses information regarding its proxy voting procedures in its Form ADV Part II.

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